                                                                    Exhibit 99.1


(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------



                              RMBS NEW TRANSACTION



                              COMPUTATIONAL MATERIALS



                             $1,000,000,100 (APPROXIMATE)

                                   MLCC 2004-D
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER



                                 AUGUST 5, 2004


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                           (212) 449-0752
Paul Park                             (212) 449-6380
Tom Saywell                           (212) 449-2122
Fred Hubert                           (212) 449-5071
Alan Chan                             (212) 449-8140
Alice Chu                             (212) 449-1701
Sonia Lee                             (212) 449-5067
Calvin Look                           (212) 449-5029

TRADING
Scott Soltas                          (212) 449-3659
Charles Sorrentino                    (212) 449-3659
Edgar Seah                            (212) 449-3659

RESEARCH
Glenn Costello                        (212) 449-4457


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

DEAL STRUCTURE SUMMARY:

                                   MLCC 2004-D

            $1,000,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                                   PYMT WINDOW           CERTIFICATE
           PRINCIPAL OR NOTIONAL      WAL (YRS)      (MONTHS)              INTEREST                              EXPECTED RTGS
CLASS          BALANCE (1)          (CALL/MAT)(2)  (CALL/MAT)(2)            RATES          TRANCHE TYPE        S&P/MOODY'S/FITCH
-----      ---------------------    -------------  ------------         -------------    -----------------     -----------------
A-1        $  384,444,000           3.98/4.30      1-123/1-298          Floater (3)          Senior               AAA/Aaa/AAA
A-2        $  399,869,000           3.98/4.30      1-123/1-297          Floater (4)          Senior               AAA/Aaa/AAA
A-3        $  185,185,000           3.98/4.30      1-123/1-298             WAC PT            Senior               AAA/Aaa/AAA
X-A        $  784,313,000 (6) (7)       N/A            N/A              Interest Only     Notional/Senior         AAA/Aaa/AAA
X-B        $   22,500,000 (6)(8)                                                          Notional/Senior         AAA/Aaa/AAA
A-R        $          100           Information Not Provided Hereby                          Residual             AAA/Aaa/AAA
B-1        $   10,000,000           6.76/7.43      39-123/39-298        Floater (5)         Subordinate           AA+/Aa2/AA
B-2        $    8,000,000           6.76/7.43      39-123/39-298        Floater (5)         Subordinate            A+/A2/A+
B-3        $    4,500,000                                                                   Subordinate           A-/Baa2/BBB+
B-4        $    2,500,000                                                                   Subordinate           BBB-/Ba2/BB+
B-5        $    2,000,000           Information Not Provided Hereby                         Subordinate            BB/B2/B+
B-6        $    3,502,000                                                                   Subordinate            NR/NR/NR
           --------------
TOTAL      $1,000,000,100
           ==============

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Class A-3 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group III Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/ -10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class A-3, Class B-1, Class and B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class A-3, Class B-1 and Class B-2 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.


(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date ), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

(5) The Class B-1 and Class B-2 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and (iii) 11.75%.

(6) Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(7) The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(8) The balance shown is the combined initial notional amount of the three components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

DEPOSITOR:              Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:           Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:            [Banc of America Securities LLC]

TRUSTEE:                Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:        S&P, Moody's and Fitch will rate the Offered
                        Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:           August 1, 2004.

PRICING DATE:           On or about August [6], 2004.

CLOSING DATE:           On or about August [26], 2004.

DISTRIBUTION DATES:     The 25th day of each month (or if not a business day,
                        the next succeeding business day), commencing in September 2004.

CERTIFICATES:           The "Senior Certificates" will consist of the Class A-1,
                        Class A-2 and Class A-3 (together, the "Class A
                        Certificates"), the Class X-A and Class X-B (together, the "Class X Certificates") and Class A-R Certificates.
                        The "Subordinate Certificates" will consist of the Class
                        B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                        Class B-6 Certificates. The Senior Certificates and the
                        Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class
                        A-2, Class A-3, Class X-A, Class B-1, Class B-2 and
                        Class B-3 Certificates (collectively, the "Offered
                        Certificates") are being offered publicly.

REGISTRATION:           The Offered Certificates will be made available in
                        book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:  It is anticipated that, for federal income tax purposes,
                        (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class A-1, Class A-2, Class B- 1, Class B-2 and Class B-3 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X-A Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:      The Offered Certificates are expected to be ERISA
                        eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:        The Senior Certificates (other than the Class A-R
                        Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

CLEAN-UP CALL:          The terms of the transaction allow for an optional
                        termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage
                        Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:         The trust will consist of 3 groups of adjustable rate
                        mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $1,395,464,585 aggregate statistical principal balance of Mortgage Loans, as of July 1, 2004.
                        The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $1,000,000,100. The Mortgage Loans are one-month LIBOR indexed (approximately 31.73% of the Mortgage Loans) or six-month LIBOR indexed
                        (approximately 68.27% of the Mortgage Loans) Mortgage
                        Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:         The Group I Mortgage Loans have an aggregate statistical
                        principal balance of approximately $553,355,584, as of July 1, 2004, which equals approximately 39.65% of the Mortgage Loans. The Group I Mortgage Loans are one-month
                        LIBOR indexed (approximately 80.03% of the Group I
                        Mortgage Loans) or six-month LIBOR indexed
                        (approximately 19.97% of the Group I Mortgage Loans)
                        Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:         The Group II Mortgage Loans have an aggregate
                        statistical principal balance of approximately
                        $575,558,728, as of July 1, 2004, which equals
                        approximately 41.24% of the Mortgage Loans. The Group II
                        Mortgage Loans are all six-month LIBOR indexed Mortgage
                        Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

GROUP III
MORTGAGE LOANS:         The Group III Mortgage Loans have an aggregate
                        statistical principal balance of approximately
                        $266,500,274, as of July 1, 2004, which equals
                        approximately 19.10% of the Mortgage Loans. The Group
                        III Mortgage Loans are all six-month LIBOR indexed
                        Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group III Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

ACCRUED INTEREST:       The Class A-1, Class A-2, Class B-1 and Class B-2
                        Certificates will settle flat.

ACCRUAL PERIOD:         The interest accrual period (the "Accrual Period") with
                        respect to the Class A-1, Class A-2, Class B-1 and Class
                        B-2 Certificates for each Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first
                        Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class
                        A-3 and Class X-A Certificates for each Distribution
                        Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:             The Class A-1, Class A-2, Class B-1 and Class B-2
                        Certificates will have 0 delay days.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

NET WAC CAPS:           In the case of the Class A-1 Certificates, the weighted
                        average of the net mortgage rates for the Group I
                        Mortgage Loans, the "Group I Net WAC Cap". In the case of the Class A-2 Certificates, the weighted average of the net mortgage rates for the Group II Mortgage Loans, the "Group II Net WAC Cap". In the case of the Class
                        B-1, Class B-2 and Class B-3 Certificates, the weighted average of the net mortgage rates for the Group I, Group
                        II and Group III Mortgage Loans, weighted on the basis of the related group subordinate amount (the
                        "Subordinate Net WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group
                        I Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group I. The related group subordinated amount for the Group II Mortgage Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group II. The related group subordinated amount for the Group III Mortgage
                        Loans will equal the excess of the aggregate principal of the Group III Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group III.

                        If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class A-2 Class B-1, Class B-2 or Class B-3 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein. Such payments in respect of Basis Risk Shortfall Amounts may only be derived from payments in respect of the pool 1 component of the Class X-A Certificates in the case of the Class A-1 Certificates, from payments in respect of the pool 2 component of the Class X-A Certificates, in the case of the Class A-2 Certificates and from payments in respect of the Class X-B Certificates, in the case of the Class B-1, Class B-2 and Class B-3 Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:     Senior/subordinate, shifting interest structure.

                                                                     BOND         INITIAL
                        CERTIFICATES      S&P/MOODY'S/FITCH         SIZES*     SUBORDINATION*
                        ------------      -----------------         ------     --------------
                        SENIOR
                        CERTIFICATES         AAA/AAA/AAA            96.95%         3.05%
                        CLASS B-1            AA+/AA2/AA+            1.00%          2.05%
                        CLASS B-2             AA-/A2/A+             0.80%          1.25%

                        *Preliminary and subject to revision.

SHIFTING INTEREST:      Until the first Distribution Date occurring on or after
                        [September 2014],the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                        Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                        The prepayment percentages on the Subordinate Certificates are as follows:

                        September 2004 - August 2014   [0% Pro Rata Share]
                        September 2014 - August 2015   [30% Pro Rata Share]
                        September 2015 - August 2016   [40% Pro Rata Share]
                        September 2016 - August 2017   [60% Pro Rata Share]
                        September 2017 - August 2018   [80% Pro Rata Share]
                        September 2018 and after       [100% Pro Rata Share]

                        Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [September 2007] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

ALLOCATION OF
REALIZED LOSSES:        Any realized losses, on the Mortgage Loans will be
                        allocated as follows: first, to the Subordinate
                        Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES' PRIORITY
OF DISTRIBUTIONS:       Distributions on the Certificates will be made on each
                        Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1, Class A-2, Class A-3, Class A-R
                        Certificates), group I and II (in the case of the Class
                        X-A Certificates), and all three mortgage groups (in the case of the Class X-B, Class B-1, Class B-2, Class B-3 and the other subordinate certificates), in the following order of priority:

                        1) To the Class A-R, Class A-1, Class A-2, Class A-3, Class X-A and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                        2)    Concurrently as follows:

                          i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                          ii) To Class A-2, until its principal balance is reduced to zero, all principal received with respect to the Group II Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and
                                (5) below).

                          iii) To Class A-3, until its principal balance is reduced to zero, all principal received with respect to the Group III Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and
                                (5) below).

                        3) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                        4) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                        5) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                        6) To the Class A-R Certificate, any remaining amount.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
          SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1 AND CLASS B-2

ASSUMPTIONS:

20% CPR
Hard Cap: 11.75%
To Call
Initial 1 Month LIBOR: 1.525%
Initial 6 Month LIBOR: 1.955%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                              ORIGINAL  REMAINING
                                          CURRENT     NET     TERM TO    TERM TO
                           PRINCIPAL      MORTGAGE  MORTGAGE  MATURITY  MATURITY
POOL     INDEX TYPE        BALANCE($)      RATE(%)   RATE(%)  (MONTHS)  (MONTHS)
----  ----------------  ----------------  --------  --------  --------  ---------
 1    One-Month LIBOR     317,336,395.00     2.978     2.728       300        298
 1    Six-Month LIBOR      79,202,312.92     3.465     3.215       300        298
 2    Six-Month LIBOR     412,449,540.66     3.453     3.203       300        297
 3    Six-Month LIBOR     191,011,851.42     3.485     3.235       300        298
                        ----------------
                        1,000,000,100.00
                        ================

                                                                                     RATE
                        INTEREST-ONLY             MAXIMUM   MINIMUM   NEXT RATE   ADJUSTMENT
                          REMAINING      GROSS    MORTGAGE  MORTGAGE  ADJUSTMENT  FREQUENCY
POOL     INDEX TYPE        (MONTHS)    MARGIN(%)   RATE(%)   RATE(%)   (MONTHS)    (MONTHS)
----  ----------------  -------------  ---------  --------  --------  ----------  ----------
 1    One-Month LIBOR             118      1.777    12.000     1.777           1           1
 1    Six-Month LIBOR             118      1.966    12.000     1.966           4           6
 2    Six-Month LIBOR             117      1.966    12.000     1.966           4           6
 3    Six-Month LIBOR             118      1.965    12.000     1.965           4           6


The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

                 GROUP I (1)       GROUP II (2)    SUBORDINATE(1) (2)
DISTRIBUTION   ---------------   ---------------   ------------------
  PERIOD       NET WAC CAP (%)   NET WAC CAP (%)    NET WAC CAP (%)
------------   ---------------   ---------------   ------------------
1                        2.825             3.203                3.059
2                        3.085             3.203                3.162
3                       10.045             3.203                5.922
4                       10.045             3.203                5.922
5                       11.750            11.750               11.750
6                       11.750            11.750               11.750
7 and after             11.750            11.750               11.750

(1) 1 Month LIBOR has a lookback period of 25 days.

(2) 6 Month LIBOR has a lookback period of 30 days.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Total Current Balance         $1,395,464,585.47
Total Number of Loans                     3,891

                                   AVERAGE OR
                                    WEIGHTED
                                   AVERAGE (1)        MINIMUM            MAXIMUM
                                   -----------       ----------       -------------
Current Balance                    $358,639.06       $34,217.00       $5,000,000.00
Original Balance                   $361,689.63       $34,217.00       $5,000,000.00

Loan Rate                                3.309%           2.125%              4.625%
Servicing Fee                            0.250%           0.250%              0.250%
Net Loan Rate                            3.059%           1.875%              4.375%

Gross Margin                             1.906%           0.500%              2.875%
Maximum Loan Rate                       12.000%          12.000%             12.000%

Original LTV                             70.36%            7.91%             100.00%
Effective LTV                            65.83%            7.91%              95.00%

Credit Score                               732              516                 819

Original Term (mos)                        300              300                 300
Remaining Term (mos)                       298              276                 300
Seasoning (mos)                              2                0                  24

Next Rate Reset                              3                1                   6
Rate Adj Freq                                4                1                   6
First Rate Adj Freq (2)                      5                2                   6

IO Original Term                           120              120                 120
IO Remaining Term                          118               96                 120

Top State Concentrations ($)       CA(20.05%),FL(11.66%),NY(6.62%),NJ(5.54%),TX(4.33%)

First Pay Date                                         09/01/02            09/01/04
Rate Change Date                                       09/01/04            02/01/05
Maturity Date                                          08/01/27            08/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                                                                 WEIGHTED
                                                   AGGREGATE       % OF AGGREGATE     WEIGHTED   AVERAGE
                                 NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE     CREDIT
INDEX                          MORTGAGE LOANS     OUTSTANDING        OUTSTANDING       COUPON     SCORE
-----------------------------  --------------  -----------------  -----------------   --------   --------
One-Month LIBOR                           946    $442,831,561.36              31.73%     2.978%       734
Six-Month LIBOR                         2,945     952,633,024.11              68.27      3.463        731
                               --------------  -----------------  -----------------   --------   --------
TOTAL:                                  3,891  $1,395,464,585.47             100.00%     3.309%       732
                               ==============  =================  =================   ========   ========

                                 AVERAGE    WEIGHTED   WEIGHTED
                                PRINCIPAL   AVERAGE     AVERAGE       PERCENT
                                 BALANCE    ORIGINAL   EFFECTIVE        FULL
INDEX                          OUTSTANDING    LTV         LTV      DOCUMENTATION
-----------------------------  -----------  --------   ---------   -------------
One-Month LIBOR                   $468,109     70.21%      65.18%          74.61%
Six-Month LIBOR                    323,475     70.43       66.13           73.69
                               -----------  --------   ---------   -------------
TOTAL:                            $358,639     70.36%      65.83%          73.98%
                               ===========  ========   =========   =============

PRINCIPAL BALANCES

                                                                                                 WEIGHTED
                                                   AGGREGATE       % OF AGGREGATE     WEIGHTED   AVERAGE
RANGE OF                         NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE     CREDIT
PRINCIPAL BALANCES ($)         MORTGAGE LOANS     OUTSTANDING        OUTSTANDING       COUPON     SCORE
-----------------------------  --------------  -----------------  -----------------   --------   --------
0.01 to 100,000.00                        271     $22,259,449.35               1.60%     3.401%       740
100,000.01 to 200,000.00                1,269     189,232,389.46              13.56      3.377        737
200,000.01 to 300,000.00                  855     212,366,624.29              15.22      3.338        733
300,000.01 to 400,000.00                  489     170,135,117.85              12.19      3.329        728
400,000.01 to 500,000.00                  294     132,475,847.69               9.49      3.315        732
500,000.01 to 600,000.00                  207     114,756,318.15               8.22      3.266        732
600,000.01 to 700,000.00                  107      69,863,213.77               5.01      3.318        732
700,000.01 to 800,000.00                   89      66,645,482.63               4.78      3.265        734
800,000.01 to 900,000.00                   47      40,426,965.14               2.90      3.264        733
900,000.01 to 1,000,000.00                 79      77,323,236.29               5.54      3.218        737
1,000,000.01 to 1,100,000.00               28      29,678,803.12               2.13      3.184        737
1,100,000.01 to 1,200, 000.00              26      30,047,221.83               2.15      3.198        709
1,200,000.01 to 1,300,000.00               14      17,667,109.61               1.27      3.232        711
1,300,000.01 to 1,400,000.00               22      29,675,064.53               2.13      3.127        741
1,400,000.01 to 1,500,000.00               13      19,114,836.19               1.37      3.105        733
1,500,000.01 to 2,000,000.00               55      98,497,940.52               7.06      3.254        728
2,000,000.01 to 2,500,000.00                7      15,565,000.00               1.12      3.482        726
2,500,000.01 to 3,000,000.00               15      43,232,984.15               3.10      3.494        719
3,000,000.01 or greater                     4      16,500,980.90               1.18      3.545        737
                               --------------  -----------------  -----------------   --------   --------
TOTAL:                                  3,891  $1,395,464,585.47             100.00%     3.309%       732
                               ==============  =================  =================   ========   ========

                                 AVERAGE    WEIGHTED   WEIGHTED
                                PRINCIPAL   AVERAGE     AVERAGE       PERCENT
RANGE OF                         BALANCE    ORIGINAL   EFFECTIVE        FULL
PRINCIPAL BALANCES ($)         OUTSTANDING    LTV         LTV      DOCUMENTATION
-----------------------------  -----------  --------   ---------   -------------
0.01 to 100,000.00                 $82,138     58.95%      56.45%          63.87%
100,000.01 to 200,000.00           149,119     68.95       66.85           75.20
200,000.01 to 300,000.00           248,382     70.93       68.19           71.87
300,000.01 to 400,000.00           347,925     72.48       69.26           70.59
400,000.01 to 500,000.00           450,598     72.94       69.38           72.87
500,000.01 to 600,000.00           554,378     71.05       67.51           65.78
600,000.01 to 700,000.00           652,927     75.37       68.50           57.53
700,000.01 to 800,000.00           748,826     73.61       67.43           59.36
800,000.01 to 900,000.00           860,148     74.70       68.35           57.87
900,000.01 to 1,000,000.00         978,775     60.86       56.60           51.42
1,000,000.01 to 1,100,000.00     1,059,957     76.52       66.50           89.61
1,100,000.01 to 1,200, 000.00    1,155,662     69.02       66.04           92.26
1,200,000.01 to 1,300,000.00     1,261,936     71.02       68.32           92.92
1,300,000.01 to 1,400,000.00     1,348,867     70.80       68.35          100.00
1,400,000.01 to 1,500,000.00     1,470,372     74.09       60.63           92.15
1,500,000.01 to 2,000,000.00     1,790,872     66.90       59.05           96.31
2,000,000.01 to 2,500,000.00     2,223,571     70.55       60.66          100.00
2,500,000.01 to 3,000,000.00     2,882,199     66.99       55.68          100.00
3,000,000.01 or greater          4,125,245     61.53       48.98          100.00
                               -----------  --------   ---------   -------------
TOTAL:                            $358,639     70.36%      65.83%          73.98%
                               ===========  ========   =========   =============

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CURRENT MORTGAGE RATES

                                                                                                 WEIGHTED
                                                   AGGREGATE       % OF AGGREGATE     WEIGHTED   AVERAGE
RANGE OF CURRENT MORTGAGE        NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE     CREDIT
RATES (%)                      MORTGAGE LOANS     OUTSTANDING        OUTSTANDING       COUPON     SCORE
-----------------------------  --------------  -----------------  -----------------   --------   --------
2.001 to 2.250                              4      $3,657,400.00               0.26%     2.205%       766
2.251 to 2.500                             13       8,944,879.73               0.64      2.465        749
2.501 to 2.750                            308     142,597,994.60              10.22      2.691        738
2.751 to 3.000                            490     192,115,071.43              13.77      2.970        736
3.001 to 3.250                            857     341,194,088.82              24.45      3.184        730
3.251 to 3.500                          1,195     359,176,501.36              25.74      3.448        730
3.501 to 3.750                            724     223,659,862.67              16.03      3.667        729
3.751 to 4.000                            284     106,758,766.21               7.65      3.884        736
4.001 to 4.250                             14      14,093,247.21               1.01      4.196        698
4.251 to 4.500                              1         266,773.44               0.02      4.375        728
4.501 to 4.750                              1       3,000,000.00               0.21      4.625        661
                               --------------  -----------------  -----------------   --------   --------
TOTAL:                                  3,891  $1,395,464,585.47             100.00%     3.309%       732
                               ==============  =================  =================   ========   ========

                                 AVERAGE    WEIGHTED   WEIGHTED
                                PRINCIPAL   AVERAGE     AVERAGE       PERCENT
RANGE OF CURRENT MORTGAGE        BALANCE    ORIGINAL   EFFECTIVE        FULL
RATES (%)                      OUTSTANDING    LTV         LTV      DOCUMENTATION
-----------------------------  -----------  --------   ---------   -------------
2.001 to 2.250                    $914,350     83.55%      68.23%         100.00%
2.251 to 2.500                     688,068     76.70       69.63           60.54
2.501 to 2.750                     462,981     70.16       64.13           66.51
2.751 to 3.000                     392,072     70.75       65.65           68.04
3.001 to 3.250                     398,126     71.04       66.38           73.44
3.251 to 3.500                     300,566     68.58       65.97           80.19
3.501 to 3.750                     308,922     71.79       67.46           78.12
3.751 to 4.000                     375,911     69.79       63.32           62.79
4.001 to 4.250                   1,006,661     73.48       60.77          100.00
4.251 to 4.500                     266,773     59.33       59.33          100.00
4.501 to 4.750                   3,000,000     55.56       55.56          100.00
                               -----------  --------   ---------   -------------
TOTAL:                            $358,639     70.36%      65.83%          73.98%
                               ===========  ========   =========   =============

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM

                                                                                                 WEIGHTED
                                                   AGGREGATE      % OF AGGREGATE      WEIGHTED   AVERAGE
                                 NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE     CREDIT
REMAINING TERM (MONTHS)        MORTGAGE LOANS     OUTSTANDING        OUTSTANDING       COUPON     SCORE
-----------------------------  --------------  -----------------  -----------------   --------   --------
276                                         1         $99,000.00               0.01%     2.875%       766
277                                         1         250,815.96               0.02      3.875        723
278                                         2         737,441.32               0.05      3.058        764
279                                         3       1,240,702.65               0.09      2.825        776
280                                         1          77,960.00               0.01      3.375        784
281                                         4         782,277.32               0.06      3.240        763
282                                         6       3,501,694.10               0.25      3.198        762
283                                         6       2,884,131.09               0.21      2.762        711
284                                        19       4,720,837.25               0.34      2.961        737
285                                        17       5,520,224.60               0.40      2.960        724
286                                         9       3,608,355.71               0.26      3.029        759
287                                        14       7,376,237.69               0.53      3.242        712
288                                        11       5,179,286.10               0.37      4.048        698
289                                        15       7,560,509.65               0.54      3.102        751
290                                        11       5,599,599.72               0.40      2.920        722
291                                        15      13,579,908.29               0.97      3.048        728
292                                        23      11,584,009.82               0.83      3.206        724
293                                        22      12,122,714.60               0.87      3.119        737
294                                        15       9,855,565.94               0.71      3.196        667
295                                        44      17,532,546.84               1.26      3.039        742
296                                       135      51,077,513.25               3.66      3.153        739
297                                       712     184,150,308.08              13.20      3.276        730
298                                     1,374     460,412,034.07              32.99      3.310        730
299                                     1,311     538,217,280.75              38.57      3.363        734
300                                       120      47,793,630.67               3.42      3.427        739
                               --------------  -----------------  -----------------   --------   --------
TOTAL:                                  3,891  $1,395,464,585.47             100.00%     3.309%       732
                               ==============  =================  =================   ========   =========

                                  AVERAGE    WEIGHTED   WEIGHTED
                                 PRINCIPAL   AVERAGE    AVERAGE        PERCENT
                                  BALANCE    ORIGINAL   EFFECTIVE       FULL
REMAINING TERM (MONTHS)         OUTSTANDING     LTV       LTV       DOCUMENTATION
-----------------------------   -----------  --------   ---------   -------------
276                                 $99,000    100.00%      50.00%         100.00%
277                                 250,816     77.31       77.31            0.00
278                                 368,721     85.23       70.00           49.24
279                                 413,568     71.02       71.02          100.00
280                                  77,960     98.68       70.08            0.00
281                                 195,569     82.78       77.02            0.00
282                                 583,616     58.27       51.64           68.64
283                                 480,689     68.36       68.36           77.69
284                                 248,465     81.99       72.84           22.59
285                                 324,719     81.44       71.10           14.96
286                                 400,928     67.97       65.74           53.09
287                                 526,874     68.52       59.08           60.96
288                                 470,844     66.22       65.04           65.20
289                                 504,034     57.32       55.73           80.08
290                                 509,055     58.65       53.07           59.56
291                                 905,327     64.26       61.10           75.57
292                                 503,653     63.93       62.74           72.35
293                                 551,032     63.78       61.34           78.24
294                                 657,038     73.39       65.87           86.14
295                                 398,467     70.39       63.61           69.49
296                                 378,352     72.11       63.55           73.30
297                                 258,638     70.87       68.00           87.75
298                                 335,089     70.13       66.88           77.23
299                                 410,539     70.49       64.87           68.54
300                                 398,280     73.85       67.91           68.30
                                -----------  --------   ---------   -------------
TOTAL:                             $358,639     70.36%      65.83%          73.98%
                                ===========  ========   =========   =============

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL LOAN -TO-VALUE RATIOS

                                                                                                  WEIGHTED    AVERAGE     WEIGHTED
                                                      AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE
RANGE OF ORIGINAL LOAN -TO-VALUE    NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT     BALANCE     ORIGINAL
RATIOS (%)                        MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING     LTV
--------------------------------  --------------  -----------------  -----------------  --------  --------  -----------   --------
0.01 to 10.00                             3       $      897,901.56         0.06%        3.468%     744       $299,301      8.87%
10.01 to 20.00                           38            8,584,222.48         0.62         3.376      742        225,901     17.68
20.01 to 30.00                           97           28,230,415.88         2.02         3.246      741        291,035     26.29
30.01 to 40.00                          169           50,748,125.71         3.64         3.238      743        300,285     35.51
40.01 to 50.00                          374          138,288,092.37         9.91         3.347      733        369,754     46.82
50.01 to 60.00                          385          147,619,957.83        10.58         3.348      730        383,428     55.74
60.01 to 70.00                          508          236,235,143.84        16.93         3.283      731        465,030     66.39
70.01 to 75.00                          484          181,095,712.96        12.98         3.290      727        374,165     73.63
75.01 to 80.00                        1,337          380,673,368.09        27.28         3.342      726        284,722     79.31
80.01 to 85.00                           22           11,719,594.61         0.84         3.194      745        532,709     83.52
85.01 to 90.00                           73           33,788,950.59         2.42         3.250      736        462,862     88.75
90.01 to 95.00                           84           22,603,610.90         1.62         3.197      734        269,091     93.60
95.01 to 100.00                         317          154,979,488.65        11.11         3.290      744        488,894     99.85
                                      -----       -----------------       ------         -----      ---       --------     -----
Total:                                3,891       $1,395,464,585.47       100.00%        3.309%     732       $358,639     70.36%
                                      =====       =================       ======         =====      ===       ========     =====

                                    WEIGHTED
                                    AVERAGE     PERCENT
RANGE OF ORIGINAL LOAN -TO-VALUE   EFFECTIVE      FULL
RATIOS (%)                            LTV     DOCUMENTATION
--------------------------------   ---------  -------------
0.01 to 10.00                        8.87%        39.42%
10.01 to 20.00                      17.68         54.63
20.01 to 30.00                      26.29         58.26
30.01 to 40.00                      35.51         42.60
40.01 to 50.00                      46.82         66.97
50.01 to 60.00                      55.73         66.16
60.01 to 70.00                      66.25         81.01
70.01 to 75.00                      73.07         79.84
75.01 to 80.00                      78.91         84.84
80.01 to 85.00                      72.69         66.81
85.01 to 90.00                      73.49         79.06
90.01 to 95.00                      82.13         74.59
95.01 to 100.00                     66.73         57.20
                                    -----         -----
Total:                              65.83%        73.98%
                                    =====         =====

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                                                                   WEIGHTED    AVERAGE    WEIGHTED
                                                      AGGREGATE        % OF AGGREGATE    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE
RANGE OF EFFECTIVE LOAN -TO-VALUE    NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL
RATIOS AT ORIGINATION (%)          MORTGAGE LOANS    OUTSTANDING        OUTSTANDING       COUPON     SCORE   OUTSTANDING    LTV
---------------------------------  --------------  -----------------  -----------------  --------  --------  -----------  --------
0.01 to 10.00                              3       $      897,901.56         0.06%        3.468%      744      $299,301    8.87%
10.01 to 20.00                            38            8,584,222.48         0.62         3.376       742       225,901    17.68
20.01 to 30.00                            98           28,600,415.88         2.05         3.238       739       291,841    27.15
30.01 to 40.00                           169           50,748,125.71         3.64         3.238       743       300,285    35.51
40.01 to 50.00                           441          158,431,816.64        11.35         3.360       733       359,256    52.67
50.01 to 60.00                           398          170,783,161.83        12.24         3.354       730       429,103    60.64
60.01 to 70.00                           825          408,346,048.29        29.26         3.260       737       494,965    79.02
70.01 to 75.00                           477          173,168,233.01        12.41         3.282       727       363,036    73.79
75.01 to 80.00                         1,322          370,646,291.09        26.56         3.348       726       280,368    79.31
80.01 to 85.00                            11            2,819,921.74         0.20         3.219       726       256,357    84.13
85.01 to 90.00                            45           10,072,253.59         0.72         3.291       724       223,828    89.11
90.01 to 95.00                            64           12,366,193.65         0.89         3.315       722       193,222    94.62
                                       -----       -----------------       ------         -----       ---      --------    -----
TOTAL:                                 3,891       $1,395,464,585.47       100.00%        3.309%      732      $358,639    70.36%
                                       =====       =================       ======         =====       ===      ========    =====

                                   WEIGHTED
                                    AVERAGE      PERCENT
RANGE OF EFFECTIVE LOAN -TO-VALUE  EFFECTIVE       FULL
RATIOS AT ORIGINATION (%)            LTV      DOCUMENTATION
---------------------------------  ---------  -------------
0.01 to 10.00                        8.87%        39.42%
10.01 to 20.00                      17.68         54.63
20.01 to 30.00                      26.25         58.80
30.01 to 40.00                      35.51         42.60
40.01 to 50.00                      47.22         66.54
50.01 to 60.00                      56.18         69.99
60.01 to 70.00                      67.63         71.18
70.01 to 75.00                      73.65         79.63
75.01 to 80.00                      79.31         84.73
80.01 to 85.00                      84.13         84.02
85.01 to 90.00                      89.11         86.55
90.01 to 95.00                      94.62         82.79
                                    -----         -----
TOTAL:                              65.83%        73.98%
                                    =====         =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORES

                                                                                        WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                                            AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   AVERAGE
                          NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE
RANGE OF CREDIT SCORES  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE   OUTSTANDING    LTV       LTV
----------------------  --------------  -----------------  -----------------  --------  --------  -----------  --------  ---------
Not Available                  7        $    3,127,778.18         0.22%        3.305%      NA       $446,825    76.99%    72.51%
501 to 525                     2               210,685.00         0.02         3.537       518       105,343    69.45     69.45
526 to 550                     1               325,182.00         0.02         3.250       548       325,182    70.74     70.74
551 to 575                     7             3,161,656.18         0.23         3.409       571       451,665    73.59     66.48
576 to 600                    22            15,338,195.93         1.10         3.340       592       697,191    72.99     60.85
601 to 625                    40            15,188,496.85         1.09         3.287       612       379,712    74.68     69.57
626 to 650                   101            37,329,505.84         2.68         3.368       640       369,599    71.83     67.19
651 to 675                   224            88,681,600.15         6.35         3.379       664       395,900    71.20     68.58
676 to 700                   545           197,911,730.09        14.18         3.355       689       363,141    70.31     67.58
701 to 725                   669           233,224,183.36        16.71         3.294       713       348,616    68.19     65.92
726 to 750                   616           213,703,485.51        15.31         3.321       738       346,921    69.42     65.57
751 to 775                   830           318,757,214.39        22.84         3.276       764       384,045    71.06     65.41
776 to 800                   707           238,454,056.95        17.09         3.283       786       337,276    71.22     64.21
801 to 825                   120            30,050,815.04         2.15         3.324       806       250,423    71.06     62.51
                           -----        -----------------       ------         -----       ---      --------    -----     -----
TOTAL:                     3,891        $1,395,464,585.47       100.00%        3.309%      732      $358,639    70.36%    65.83%
                           =====        =================       ======         =====       ===      ========    =====     =====


                          PERCENT
                            FULL
RANGE OF CREDIT SCORES  DOCUMENTATION
----------------------  -------------
Not Available              100.00%
501 to 525                 100.00
526 to 550                 100.00
551 to 575                 100.00
576 to 600                  98.70
601 to 625                  96.31
626 to 650                  97.50
651 to 675                  94.40
676 to 700                  86.93
701 to 725                  78.33
726 to 750                  71.34
751 to 775                  69.71
776 to 800                  56.40
801 to 825                  39.20
                            -----
TOTAL:                      73.98%
                            =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                          AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE
                        NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE
GEOGRAPHIC AREA       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE   OUTSTANDING    LTV        LTV
---------------       --------------  -----------------  -----------------  --------  --------  -----------  --------  ---------
Alabama                     66        $   16,831,642.75         1.21%        3.147%     731     $  255,025    80.60%     72.12%
Alaska                      10             2,558,430.73         0.18         3.313      723        255,843    75.88      75.88
Arizona                     84            26,458,330.19         1.90         3.291      746        314,980    72.44      67.19
Arkansas                    22             5,227,955.38         0.37         3.430      754        237,634    83.11      73.08
California                 595           279,791,201.96        20.05         3.319      721        470,237    65.62      63.59
Colorado                   133            42,757,331.99         3.06         3.322      729        321,484    70.09      64.89
Connecticut                 63            39,267,120.12         2.81         3.259      726        623,288    66.63      63.34
Delaware                    20             9,146,790.01         0.66         3.286      757        457,340    75.59      62.88
District of Columbia        11             8,094,025.33         0.58         3.839      706        735,820    68.68      65.67
Florida                    455           162,690,927.04        11.66         3.341      738        357,562    71.89      65.01
Georgia                    147            42,314,749.18         3.03         3.255      729        287,855    77.81      70.89
Hawaii                      18             7,704,133.11         0.55         3.421      737        428,007    65.94      64.35
Idaho                       13             2,897,509.75         0.21         3.259      757        222,885    64.77      62.34
Illinois                   147            48,546,212.42         3.48         3.312      735        330,246    72.13      68.55
Indiana                     35             8,313,259.29         0.60         3.287      726        237,522    77.22      69.31
Iowa                        19             2,320,285.05         0.17         3.245      743        122,120    76.09      74.53
Kansas                      32             6,675,336.53         0.48         3.365      748        208,604    79.81      69.50
Kentucky                    22             7,035,651.85         0.50         3.288      733        319,802    78.93      68.48
Louisiana                   33             7,621,782.98         0.55         3.332      726        230,963    72.30      68.83
Maine                       14             5,307,339.21         0.38         3.358      744        379,096    71.61      60.81
Maryland                   102            30,788,745.88         2.21         3.347      726        301,850    69.29      67.79
Massachusetts              120            53,717,350.85         3.85         3.303      732        447,645    69.24      64.32
Michigan                   114            31,476,809.44         2.26         3.241      740        276,112    72.65      69.59
Minnesota                   94            22,468,598.14         1.61         3.424      743        239,028    69.89      67.30
Mississippi                  8             1,641,383.50         0.12         3.408      747        205,173    76.09      76.09
Missouri                    51            14,028,809.45         1.01         3.228      730        275,075    78.44      69.34
Montana                     12             5,359,376.00         0.38         3.300      722        446,615    59.62      57.53
Nebraska                     8             1,734,103.97         0.12         3.271      721        216,763    70.31      65.86
Nevada                      88            32,532,734.29         2.33         3.161      731        369,690    73.77      68.87
New Hampshire               14             3,258,344.06         0.23         3.247      748        232,739    78.19      71.97
New Jersey                 149            77,271,438.90         5.54         3.422      737        518,600    72.03      64.23
New Mexico                  13             4,438,494.26         0.32         3.213      747        341,423    71.19      68.10
New York                   181            92,421,029.39         6.62         3.245      731        510,613    60.10      57.96
North Carolina              92            29,869,570.79         2.14         3.192      743        324,669    75.83      69.21
Ohio                        69            19,621,183.35         1.41         3.351      737        284,365    74.84      71.82
Oklahoma                    20             4,089,072.29         0.29         3.378      724        204,454    72.71      69.36
Oregon                      27             5,842,340.45         0.42         3.399      754        216,383    70.78      63.52
Pennsylvania                85            28,699,074.31         2.06         3.267      720        337,636    71.98      68.50
Rhode Island                26             7,154,170.23         0.51         3.585      734        275,160    75.54      65.09
South Carolina              65            20,582,850.80         1.47         3.260      743        316,659    76.81      70.00
Tennessee                   46            11,668,409.95         0.84         3.396      742        253,661    77.74      71.72
Texas                      203            60,456,229.08         4.33         3.331      731        297,814    75.24      68.70
Utah                        33             7,695,775.17         0.55         3.329      733        233,205    75.71      73.42
Vermont                      5             1,198,041.24         0.09         3.391      738        239,608    72.91      72.91


                         PERCENT
                          FULL
GEOGRAPHIC AREA       DOCUMENTATION
---------------       -------------
Alabama                   64.24%
Alaska                    86.91
Arizona                   69.87
Arkansas                  68.87
California                84.70
Colorado                  80.81
Connecticut               71.63
Delaware                  75.00
District of Columbia      94.66
Florida                   69.09
Georgia                   75.95
Hawaii                    61.60
Idaho                     59.30
Illinois                  73.85
Indiana                   54.76
Iowa                      70.58
Kansas                    59.39
Kentucky                  55.06
Louisiana                 68.65
Maine                     52.08
Maryland                  76.60
Massachusetts             78.98
Michigan                  65.81
Minnesota                 73.61
Mississippi               70.34
Missouri                  65.45
Montana                   88.19
Nebraska                 100.00
Nevada                    76.35
New Hampshire             86.48
New Jersey                69.36
New Mexico                68.61
New York                  71.47
North Carolina            69.37
Ohio                      63.58
Oklahoma                  56.06
Oregon                    50.53
Pennsylvania              74.92
Rhode Island              89.40
South Carolina            60.72
Tennessee                 57.87
Texas                     66.82
Utah                      95.10
Vermont                   31.64

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Virginia                   196            59,472,159.78         4.26         3.210      736        303,429    72.45      68.81
Virgin Islands              12             4,271,301.39         0.31         3.074      719        355,942    65.61      65.61
Washington                  76            18,624,497.22         1.33         3.392      738        245,059    73.95      70.01
West Virginia                5               859,015.96         0.06         3.425      740        171,803    82.20      77.13
Wisconsin                   34             8,366,598.58         0.60         3.348      748        246,076    65.99      63.23
Wyoming                      4             4,297,061.88         0.31         3.401      733      1,074,265    52.66      52.66
                         -----        -----------------       ------         -----      ---     ----------    -----      -----
TOTAL:                   3,891        $1,395,464,585.47       100.00%        3.309%     732     $  358,639    70.36%     65.83%
                         =====        =================       ======         =====      ===     ==========    =====      =====


Virginia                  74.28
Virgin Islands            48.53
Washington                68.09
West Virginia             41.12
Wisconsin                 80.62
Wyoming                   93.86
                          -----
TOTAL:                    73.98%
                          =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                                                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                                              AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE
                             NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT      BALANCE    ORIGINAL  EFFECTIVE
OCCUPANCY TYPE            MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING    LTV       LTV
--------------            --------------  -----------------  -----------------  --------  -------   ------------ --------  ---------
Primary                       3,276       $1,148,165,089.33        82.28%        3.309%     730      $350,478     69.97%    66.94%
Second Home                     418          200,150,274.85        14.34         3.301      741       478,828     74.46     63.75
Investment                      197           47,149,221.29         3.38         3.350      736       239,336     62.46     47.60
                              -----       -----------------       ------         -----      ---      --------     -----     -----
TOTAL:                        3,891       $1,395,464,585.47       100.00%        3.309%     732      $358,639     70.36%    65.83%
                              =====       =================       ======         =====      ===      ========     =====     =====


                             PERCENT
                              FULL
OCCUPANCY TYPE            DOCUMENTATION
--------------            -------------
Primary                       74.54%
Second Home                   69.95
Investment                    77.56
                              -----
TOTAL:                        73.98%
                              =====

PROPERTY TYPE

                                                                                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                                              AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE
                             NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT      BALANCE    ORIGINAL  EFFECTIVE
PROPERTY TYPE             MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING    LTV       LTV
--------------            --------------  -----------------  -----------------  --------  --------  ------------ --------  ---------
Single Family                 2,460       $  862,721,506.40        61.82%        3.313%     731      $350,700     69.47%    65.55%
De Minimis PUD                  810          348,524,352.15        24.98         3.286      732       430,277     73.22     67.67
Planned Unit Development        102           21,096,625.40         1.51         3.378      727       206,830     72.85     68.09
Condominium                     410          125,247,431.33         8.98         3.334      736       305,482     70.94     64.86
Cooperative                      39           14,819,550.04         1.06         3.335      751       379,988     52.52     50.84
Two- to Four-Family              70           23,055,120.15         1.65         3.333      715       329,359     66.48     60.96
                              -----       -----------------       ------         -----      ---      --------     -----     -----
TOTAL:                        3,891       $1,395,464,585.47       100.00%        3.309%     732      $358,639     70.36%    65.83%
                              =====       =================       ======         =====      ===      ========     =====     =====


                             PERCENT
                              FULL
PROPERTY TYPE              DOCUMENTATION
--------------            -------------
Single Family                 74.43%
De Minimis PUD                73.06
Planned Unit Development      64.84
Condominium                   75.55
Cooperative                   64.89
Two- to Four-Family           76.59
                              -----
TOTAL:                        73.98%
                              =====

LOAN PURPOSE

                                                                                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                                              AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE
                             NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT      BALANCE    ORIGINAL  EFFECTIVE
LOAN PURPOSE              MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING    LTV       LTV
--------------            --------------  -----------------  -----------------  --------  --------  ------------ --------  ---------
Purchase                      1,430       $  647,325,964.66        46.39%        3.282%     739      $452,675     77.81%    68.99%
Refinance (No Cash-out)         825          239,917,350.97        17.19         3.330      729       290,809     61.18     60.48
Refinance (Cash-out)          1,636          508,221,269.84        36.42         3.335      724       310,649     65.21     64.32
                              -----       -----------------       ------         -----      ---      --------     -----     -----
TOTAL:                        3,891       $1,395,464,585.47       100.00%        3.309%     732      $358,639     70.36%    65.83%
                              =====       =================       ======         =====      ===      ========     =====     =====


                             PERCENT
                              FULL
LOAN PURPOSE               DOCUMENTATION
--------------            -------------
Purchase                      74.14%
Refinance (No Cash-out)       67.02
Refinance (Cash-out)          77.06
                              -----
TOTAL:                        73.98%
                              =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                                                                  WEIGHTED    AVERAGE     WEIGHTED
                                                      AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE
                                    NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT      BALANCE     ORIGINAL
LOAN DOCUMENTATION                MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING      LTV
--------------                    --------------  -----------------  -----------------  --------  -------   -----------   --------
Full Documentation                    2,796       $1,032,350,412.98        73.98%        3.324%     724      $369,224       71.27%
Alternative Documentation               479          162,045,204.76        11.61         3.250      744       338,299       77.77
Stated Documentation                    172           55,510,688.75         3.98         3.285      757       322,737       66.62
No Income/No Ratio Documentation        444          145,558,278.98        10.43         3.281      764       327,834       57.06
                                      -----       -----------------       ------         -----      ---      --------       -----
TOTAL:                                3,891       $1,395,464,585.47       100.00%        3.309%     732      $358,639       70.36%
                                      =====       =================       ======         =====      ===      ========       =====

                                   WEIGHTED
                                   AVERAGE     PERCENT
                                  EFFECTIVE      FULL
LOAN DOCUMENTATION                   LTV     DOCUMENTATION
--------------                    ---------  -------------
Full Documentation                  67.45%      100.00%
Alternative Documentation           69.09         0.00
Stated Documentation                60.96         0.00
No Income/No Ratio Documentation    52.51         0.00
                                    -----        -----
TOTAL:                              65.83%       73.98%
                                    =====        =====

CHANNEL

                                                                                                  WEIGHTED    AVERAGE     WEIGHTED
                                                      AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE
                                     NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE     ORIGINAL
CHANNEL                           MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING     LTV
--------------                    --------------  -----------------  -----------------  --------  --------  ------------  --------
Retail                                2,544       $1,038,550,424.55        74.42%        3.281%      734      $408,235      70.62%
Correspondent                         1,303          325,922,016.26        23.36         3.410       723       250,132      69.51
Broker                                   44           30,992,144.66         2.22         3.208       736       704,367      70.69
                                      -----       -----------------       ------         -----       ---      --------      -----
TOTAL:                                3,891       $1,395,464,585.47       100.00%        3.309%      732      $358,639      70.36%
                                      =====       =================       ======         =====       ===      ========      =====

                                   WEIGHTED
                                   AVERAGE      PERCENT
                                  EFFECTIVE      FULL
CHANNEL                              LTV     DOCUMENTATION
--------------                    ---------  -------------
Retail                              64.64%      65.04%
Correspondent                       69.26      100.00
Broker                              69.60      100.00
                                    -----       -----
TOTAL:                              65.83%      73.98%
                                    =====       =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

MARGINS

                                                                                          WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                              AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE
                            NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE
MARGINS (%)               MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING    LTV        LTV
--------------            --------------  -----------------  -----------------  --------  --------  -----------  --------  ---------
0.500                            1        $    1,999,645.90         0.14%        4.250%     596     $1,999,646    100.00%    70.00%
0.750                            1               233,581.33         0.02         3.500      709        233,581     80.00     80.00
0.875                            2             3,305,500.00         0.24         2.201      773      1,652,750     83.93     66.97
1.000                            7             3,100,337.00         0.22         2.899      754        442,905     73.92     66.39
1.125                            9             2,078,996.82         0.15         2.704      712        231,000     58.41     54.77
1.250                           12             7,784,514.74         0.56         2.502      750        648,710     81.85     72.18
1.375                           40            17,649,296.42         1.26         2.955      744        441,232     79.80     69.17
1.500                          269           121,543,338.41         8.71         2.714      740        451,834     68.60     63.86
1.625                          468           177,142,332.17        12.69         3.119      735        378,509     72.59     66.00
1.750                          105            44,651,673.94         3.20         3.240      732        425,254     75.57     67.61
1.800                            1               163,726.22         0.01         3.125      680        163,726     95.00     70.00
1.875                          704           261,712,896.49        18.75         3.110      730        371,751     69.73     65.82
2.000                        1,292           476,604,502.01        34.15         3.540      732        368,889     69.58     65.43
2.063                            1             2,325,000.00         0.17         3.813      772      2,325,000     50.00     50.00
2.125                          164            65,453,084.82         4.69         3.425      728        399,104     67.25     64.62
2.250                          773           181,758,936.66        13.02         3.534      725        235,134     70.16     68.56
2.375                           18            11,078,923.41         0.79         3.997      710        615,496     60.65     60.65
2.500                            6             4,884,668.58         0.35         3.567      741        814,111     83.29     54.37
2.625                            3             7,768,000.00         0.56         4.165      735      2,589,333     81.13     54.49
2.750                            3               615,177.23         0.04         4.094      702        205,059     75.46     75.46
2.875                           12             3,610,453.32         0.26         4.108      710        300,871     73.85     73.85
TOTAL:                       3,891        $1,395,464,585.47       100.00%        3.309%     732     $  358,639     70.36%    65.83%


                            PERCENT
                              FULL
MARGINS (%)               DOCUMENTATION
--------------            -------------
0.500                        100.00%
0.750                        100.00
0.875                        100.00
1.000                         53.87
1.125                         46.49
1.250                         47.54
1.375                         45.63
1.500                         65.86
1.625                         63.36
1.750                         73.54
1.800                        100.00
1.875                         75.11
2.000                         65.85
2.063                        100.00
2.125                        100.00
2.250                        100.00
2.375                        100.00
2.500                         84.21
2.625                        100.00
2.750                        100.00
2.875                        100.00
TOTAL:                        73.98%

MAXIMUM MORTGAGE RATE

                                                                                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                                              AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE
MAXIMUM MORTGAGE RATE       NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE
(%)                       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING    LTV        LTV
---------------------     --------------  -----------------  -----------------  --------  --------  -----------  --------  ---------
12.000                        3,891       $1,395,464,585.47       100.00%        3.309%     732      $358,639     70.36%    65.83%
                              -----       -----------------       ------         -----      ---      --------     -----     -----
TOTAL:                        3,891       $1,395,464,585.47       100.00%        3.309%     732      $358,639     70.36%    65.83%
                              =====       =================       ======         =====      ===      ========     =====     =====


                            PERCENT
MAXIMUM MORTGAGE RATE         FULL
(%)                       DOCUMENTATION
---------------------     -------------
12.000                       73.98%
                             -----
TOTAL:                       73.98%
                             =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                              TOTAL MORTGAGE LOANS

--------------------------------------------------------------------------------


NEXT RATE ADJUSTMENT DATE

                                                                                           WEIGHTED    AVERAGE    WEIGHTED
                                               AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
                             NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING     COUPON     SCORE    OUTSTANDING    LTV
-------------------------  --------------  -----------------  -----------------  --------  --------  -----------  --------
September 2004                   936       $  436,220,785.62       31.26%         2.984%     734      $466,048      69.86%
October 2004                     192           73,037,954.05        5.23          3.097      738       380,406      70.97
November 2004                    685          179,388,033.31       12.86          3.295      728       261,880      70.99
December 2004                  1,140          356,537,003.89       25.55          3.420      728       312,752      70.50
January 2005                     846          314,943,744.59       22.57          3.638      734       372,274      70.06
February 2005                     92           35,337,064.01        2.53          3.790      724       384,099      73.37
TOTAL:                         3,891       $1,395,464,585.47      100.00%         3.309%     732      $358,639      70.36%

                            WEIGHTED
                            AVERAGE     PERCENT
                           EFFECTIVE      FULL
NEXT RATE ADJUSTMENT DATE     LTV     DOCUMENTATION
-------------------------  ---------  -------------
September 2004               65.00%       74.59%
October 2004                 63.92        69.31
November 2004                67.95        87.06
December 2004                67.09        76.80
January 2005                 64.57        64.81
February 2005                67.53        62.88
TOTAL:                       65.83%       73.98%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                             GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------


Total Current Balance           $553,355,584.13
Total Number of Loans                     1,299

                                    AVERAGE OR
                                WEIGHTED AVERAGE (1)        MINIMUM             MAXIMUM
                                --------------------        -------             -------
Current Balance                   $   425,985.82       $    36,900.00       $ 5,000,000.00
Original Balance                  $   429,519.43       $    37,000.00       $ 5,000,000.00
Loan Rate                                  3.076%               2.125%               4.125%
Servicing Fee                              0.250%               0.250%               0.250%
Net Loan Rate                              2.826%               1.875%               3.875%
Gross Margin                               1.815%               0.750%               2.875%
Maximum Loan Rate                         12.000%              12.000%              12.000%
Original LTV                               70.76%               12.46%              100.00%
Effective LTV                              65.54%               12.46%               95.00%
Credit Score                                 735                  570                  817
Original Term (mos)                          300                  300                  300
Remaining Term (mos)                         298                  279                  300
Seasoning (mos)                                2                    0                   21
Next Rate Reset                                2                    1                    6
Rate Adj Freq                                  2                    1                    6
First Rate Adj Freq (2)                        3                    2                    6
IO Original Term                             120                  120                  120
IO Remaining Term                            118                   99                  120
Top State Concentrations ($)             CA(20.12%),FL(12.54%),NY(7.71%),VA(7.01%),NJ(5.70%)
First Pay Date                                               12/01/02             09/01/04
Rate Change Date                                             09/01/04             02/01/05
Maturity Date                                                11/01/27             08/01/29

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                             GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------


INDEX


                                                     % OF
                      NUMBER      AGGREGATE        AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
                        OF        PRINCIPAL        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
                     MORTGAGE     BALANCE           BALANCE    AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
INDEX                 LOANS      OUTSTANDING      OUTSTANDING  COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
-----                 -----      -----------      -----------  ------     -----    -----------      ---        ---     -------------
One-Month LIBOR        946     $442,831,561.36      80.03%      2.978%     734      $468,109       70.21%     65.18%      74.61%
Six-Month LIBOR        353      110,524,022.77      19.97       3.465      737       313,099       72.96      67.01       73.19
                     -----     ---------------     ------       -----      ---      --------       -----      -----       -----
TOTAL:               1,299     $553,355,584.13     100.00%      3.076%     735      $425,986       70.76%     65.54%      74.32%
                     =====     ===============     ======       =====      ===      ========       =====      =====       =====


PRINCIPAL BALANCES



                                                     % OF
                      NUMBER      AGGREGATE        AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
RANGE OF                OF        PRINCIPAL        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
PRINCIPAL            MORTGAGE     BALANCE           BALANCE    AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
BALANCES ($)          LOANS      OUTSTANDING      OUTSTANDING  COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
------------          -----      -----------      -----------  ------     -----    -----------      ---        ---     -------------
0.01 to 100,000.00      77     $  6,205,290.14       1.12%      3.215%     740      $   80,588     56.86%     54.06%      57.32%
100,000.01 to
        200,000.00     326       49,292,512.20       8.91       3.138      742         151,204     68.38      66.84       68.73
200,000.01 to
        300,000.00     293       73,071,635.07      13.21       3.110      740         249,391     72.95      69.58       65.84
300,000.01 to
        400,000.00     168       58,861,550.61      10.64       3.070      730         350,366     71.98      68.91       70.77
400,000.01 to
        500,000.00     119       53,270,849.84       9.63       3.125      734         447,654     73.87      70.21       73.03
500,000.01 to
        600,000.00      84       46,763,650.18       8.45       3.072      733         556,710     72.54      67.97       59.20
600,000.01 to
        700,000.00      38       24,882,148.21       4.50       3.005      732         654,793     74.28      68.02       59.87
700,000.01 to
        800,000.00      37       27,523,808.04       4.97       3.042      736         743,887     74.17      66.87       67.63
800,000.01 to
        900,000.00      21       18,061,907.46       3.26       2.955      729         860,091     72.05      69.43       67.43
900,000.01 to
      1,000,000.00      47       45,852,815.16       8.29       3.054      734         975,592     60.92      57.49       61.35
1,000,000.01 to
      1,100,000.00      13       13,895,440.26       2.51       2.954      743       1,068,880     76.56      66.32       85.35
1,100,000.01 to
      1,200,000.00      11       12,598,633.55       2.28       2.986      712       1,145,330     74.03      69.05       91.07
1,200,000.01 to
      1,300,000.00       7        8,831,360.61       1.60       2.947      736       1,261,623     71.72      69.13       85.85
1,300,000.01 to
      1,400,000.00      12       16,206,120.78       2.93       2.920      751       1,350,510     71.43      68.58      100.00
1,400,000.01 to
      1,500,000.00       7       10,345,058.56       1.87       3.000      730       1,477,866     73.21      59.66       85.50
1,500,000.01 to
      2,000,000.00      24       42,716,290.14       7.72       2.988      742       1,779,845     65.25      57.18      100.00
2,000,000.01 to
      2,500,000.00       3        6,495,000.00       1.17       3.178      688       2,165,000     76.34      64.16      100.00
2,500,000.01 to
      3,000,000.00       9       25,480,532.42       4.60       3.196      725       2,831,170     72.63      58.98      100.00
3,000,000.01 or
greater                  3       13,000,980.90       2.35       3.423      734       4,333,660     67.00      51.08      100.00
                     -----     ---------------     ------       -----      ---      ----------     -----      -----      ------
TOTAL:               1,299     $553,355,584.13     100.00%      3.076%     735      $  425,986     70.76%     65.54%      74.32%
                     =====     ===============     ======       =====      ===      ==========     =====      =====       =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D


                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


CURRENT MORTGAGE RATES

                                                     % OF
RANGE OF              NUMBER      AGGREGATE        AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
CURRENT                OF         PRINCIPAL        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
MORTGAGE             MORTGAGE     BALANCE           BALANCE    AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
RATES (%)             LOANS      OUTSTANDING      OUTSTANDING  COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
---------             -----      -----------      -----------  ------     -----    -----------      ---        ---     -------------
2.001 to 2.250            3    $  3,513,500.00        0.63%      2.204%    767      $1,171,167      83.70%    67.75%      100.00%
2.251 to 2.500           11       8,218,205.73        1.49       2.462     753         747,110      78.16     70.47        61.00
2.501 to 2.750          266     123,983,187.25       22.41       2.683     737         466,102      69.01     64.30        65.56
2.751 to 3.000          344     142,086,198.13       25.68       2.974     736         413,041      69.11     65.09        70.18
3.001 to 3.250          384     173,141,173.68       31.29       3.182     730         450,888      70.91     66.51        78.41
3.251 to 3.500          156      54,554,841.22        9.86       3.440     727         349,711      68.94     63.61        83.70
3.501 to 3.750           97      29,225,571.47        5.28       3.658     743         301,295      76.92     70.48        89.11
3.751 to 4.000           35      14,932,251.49        2.70       3.880     753         426,636      80.63     63.64        70.82
4.001 to 4.250            3       3,700,655.16        0.67       4.125     748       1,233,552      95.13     63.78       100.00
                       ----     --------------       -----       -----     ---       ---------      -----     -----       ------
TOTAL:                1,299    $553,355,584.13     100.00%      3.076%     735      $  425,986      70.76%    65.54%       74.32%
                      =====    ===============     ======       =====      ===      ==========      =====     =====        =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                             GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------


REMAINING TERM


                                                     % OF
                      NUMBER      AGGREGATE        AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
                       OF         PRINCIPAL        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
REMAINING            MORTGAGE     BALANCE           BALANCE    AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
TERM (MONTHS)         LOANS      OUTSTANDING      OUTSTANDING  COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
-------------         -----      -----------      -----------  ------     -----    -----------      ---        ---     -------------
279                      3     $  1,240,702.65       0.22%      2.825%     776      $413,568        71.02%    71.02%      100.00%
281                      1          300,000.00       0.05       2.875      765       300,000        74.07     74.07         0.00
282                      4        3,177,717.72       0.57       3.192      768       794,429        54.70     47.39        75.64
283                      3        2,205,441.85       0.40       2.625      707       735,147        70.13     70.13        91.22
284                      2          594,869.75       0.11       3.150      744       297,435        80.00     80.00        59.93
285                      6        2,193,181.01       0.40       2.900      722       365,530        92.16     71.94        14.13
286                      2        1,649,727.30       0.30       2.625      764       824,864        49.99     49.99        90.71
287                      5        3,878,420.96       0.70       3.061      713       775,684        70.73     62.03        91.36
288                      2          396,643.48       0.07       3.186      767       198,322        92.08     92.08         0.00
289                      8        3,060,947.77       0.55       2.825      758       382,618        67.86     65.49        73.21
290                      5        1,997,250.38       0.36       2.915      692       399,450        81.48     65.85        75.60
291                      6        4,547,257.99       0.82       2.835      758       757,876        68.06     66.24        76.66
292                      7        4,920,738.23       0.89       3.191      742       702,963        63.86     63.59        98.15
293                      9        4,824,120.15       0.87       2.841      725       536,013        55.04     53.51        85.64
294                      7        5,089,908.07       0.92       2.852      667       727,130        70.41     69.00        75.12
295                     15        6,801,022.19       1.23       2.880      745       453,401        65.24     56.21        44.91
296                     37       15,986,665.92       2.89       3.081      742       432,072        76.57     67.40        68.91
297                    132       42,421,267.54       7.67       3.145      736       321,373        68.85     65.42        79.00
298                    392      150,773,197.79      27.25       3.085      732       384,626        68.76     65.90        76.97
299                    593      271,732,249.38      49.11       3.084      736       458,233        72.00     65.60        72.07
300                     60       25,564,254.00       4.62       3.098      738       426,071        75.59     67.96        79.91
                      ----      --------------     ------       -----      ---       -------        -----     -----        -----
TOTAL:               1,299     $553,355,584.13     100.00%      3.076%     735      $425,986        70.76%    65.54%       74.32%
                      ====      ==============     =======      =====      ===       =======        =====     =====        ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                             GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS


                                                     % OF
                      NUMBER      AGGREGATE        AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
RANGE OF ORIGINAL      OF         PRINCIPAL        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
LOAN-TO-VALUE        MORTGAGE     BALANCE           BALANCE    AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
RATIOS (%)            LOANS      OUTSTANDING      OUTSTANDING  COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
-------------         -----      -----------      -----------  ------     -----    -----------      ---        ---     -------------
10.01 to 20.00          17     $  5,644,187.81       1.02%      3.313%     735      $332,011        18.41%    18.41%      70.39%
20.01 to 30.00          32       13,281,514.41       2.40       2.969      734       415,047        26.76     26.76       80.50
30.01 to 40.00          59       23,145,080.07       4.18       2.989      744       392,289        35.24     35.24       44.00
40.01 to 50.00         129       49,371,207.16       8.92       3.008      733       382,723        46.81     46.81       64.57
50.01 to 60.00         117       49,648,264.87       8.97       3.102      733       424,344        55.82     55.82       62.16
60.01 to 70.00         154       94,382,488.38      17.06       2.999      737       612,873        66.56     66.40       82.04
70.01 to 75.00         160       77,413,515.93      13.99       3.067      728       483,834        73.72     73.21       79.52
75.01 to 80.00         447      140,589,531.51      25.41       3.116      730       314,518        79.52     78.83       83.11
80.01 to 85.00           9        3,682,159.39       0.67       3.230      746       409,129        83.81     73.43       60.09
85.01 to 90.00          30       19,434,724.80       3.51       3.145      739       647,824        88.62     70.38       85.36
90.01 to 95.00          29       10,522,700.33       1.90       2.890      734       362,852        93.83     80.17       76.20
95.01 to 100.00        116       66,240,209.47      11.97       3.171      748       571,036        99.76     66.61       61.94
                    ------     ---------------     ------       -----      ---      --------        -----     -----       -----
TOTAL:               1,299     $553,355,584.13     100.00%      3.076%     735      $425,986        70.76%    65.54%      74.32%
                    ======     ===============     ======       =====      ===      ========        =====     =====       =====


EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION


                                                     % OF
RANGE OF EFFECTIVE    NUMBER      AGGREGATE        AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
LOAN-TO-VALUE          OF         PRINCIPAL        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
RATIOS AT            MORTGAGE     BALANCE           BALANCE    AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
ORIGINATION (%)       LOANS      OUTSTANDING      OUTSTANDING  COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
---------------       -----      -----------      -----------  ------     -----    -----------      ---        ---     -------------
10.01 to 20.00          17     $  5,644,187.81       1.02%      3.313%     735      $332,011        18.41%    18.41%      70.39%
20.01 to 30.00          33       13,651,514.41       2.47       2.959      731       413,682        28.54     26.67       81.02
30.01 to 40.00          59       23,145,080.07       4.18       2.989      744       392,289        35.24     35.24       44.00
40.01 to 50.00         149       55,574,526.08      10.04       3.025      734       372,983        51.59     47.17       62.34
50.01 to 60.00         125       67,555,693.87      12.21       3.195      734       540,446        65.05     56.59       70.26
60.01 to 70.00         274      168,813,981.67      30.51       3.023      741       616,109        79.74     67.65       73.88
70.01 to 75.00         158       74,205,765.93      13.41       3.054      729       469,657        73.81     73.81       78.92
75.01 to 80.00         439      134,069,910.51      24.23       3.128      731       305,398        79.54     79.54       82.93
80.01 to 85.00           5        1,284,709.40       0.23       3.197      720       256,942        84.71     84.71       74.92
85.01 to 90.00          17        4,021,384.05       0.73       3.034      712       236,552        89.48     89.48       94.23
90.01 to 95.00          23        5,388,830.33       0.97       3.161      730       234,297        94.92     94.92       87.85
                     -----     ---------------     ------       -----      ---      --------        -----     -----       -----
TOTAL:               1,299     $553,355,584.13     100.00%      3.076%     735      $425,986        70.76%    65.54%      74.32%
                     =====     ===============     ======       =====      ===      ========        =====     =====       =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                             GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------


CREDIT SCORES

                                                     % OF
                      NUMBER      AGGREGATE        AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
                        OF        PRINCIPAL        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
RANGE OF             MORTGAGE     BALANCE           BALANCE    AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
CREDIT SCORES         LOANS      OUTSTANDING      OUTSTANDING  COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
-------------         -----      -----------      -----------  ------     -----    -----------      ---        ---     -------------
Not Available            2     $    637,725.00       0.12%      3.326%      NA      $318,863         78.84%   78.84%      100.00%
551 to 575               1          480,000.00       0.09       3.125      570       480,000        100.00    70.00       100.00
576 to 600               6        5,934,731.34       1.07       2.866      594       989,122         68.27    61.48       100.00
601 to 625              13        6,290,733.38       1.14       3.004      612       483,903         72.35    67.65        91.10
626 to 650              28       11,467,978.45       2.07       3.131      641       409,571         69.23    64.53       100.00
651 to 675              78       35,299,085.64       6.38       3.132      664       452,552         72.47    68.62        99.25
676 to 700             163       71,496,303.80      12.92       3.118      690       438,628         70.03    66.23        87.33
701 to 725             209       91,236,584.14      16.49       3.076      712       436,539         66.91    63.92        71.68
726 to 750             200       77,900,126.84      14.08       3.041      738       389,501         69.53    66.66        69.53
751 to 775             294      137,547,000.54      24.86       3.064      764       467,847         73.48    66.83        72.41
776 to 800             268      105,680,136.93      19.10       3.081      786       394,329         71.44    63.35        62.16
801 to 825              37        9,385,178.07       1.70       3.015      805       253,653         70.11    62.39        50.14
                     -----     ---------------     ------       -----      ---      --------         -----    -----        -----
TOTAL:               1,299     $553,355,584.13     100.00%      3.076%     735      $425,986         70.76%   65.54%       74.32%
                     =====     ===============     ======       =====      ===      ========         =====    =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                             GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------


GEOGRAPHIC AREA



                                                     % OF
                      NUMBER      AGGREGATE        AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
                        OF        PRINCIPAL        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
                     MORTGAGE     BALANCE           BALANCE    AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
GEOGRAPHIC AREA       LOANS      OUTSTANDING      OUTSTANDING  COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
---------------       -----      -----------      -----------  ------     -----    -----------      ---        ---     -------------
Alabama                 28     $ 7,231,725.59        1.31%      3.027%     734      $258,276        81.02%    78.37%       57.01%
Alaska                   5       1,358,364.81         0.25      3.015      729       271,673        73.47     73.47        83.77
Arizona                 32      12,755,903.90         2.31      3.142      739       398,622        71.87     68.62        73.81
Arkansas                 8       1,660,945.00         0.30      3.288      740       207,618        83.94     71.53        70.89
California             172     111,332,784.97        20.12      3.079      723       647,284        64.55     62.40        86.99
Colorado                34      14,016,810.39         2.53      2.990      736       412,259        67.36     64.19        69.41
Connecticut             23      15,631,583.54         2.82      3.012      724       679,634        69.94     64.33        69.83
Delaware                 3         758,139.62         0.14      2.854      788       252,713        77.63     77.63        84.37
District of Columbia     2       1,113,750.00         0.20      3.222      674       556,875        75.00     75.00       100.00
Florida                162      69,368,847.18        12.54      3.088      742       428,203        73.27     65.73        66.46
Georgia                 42      13,261,698.91         2.40      2.990      720       315,755        77.55     68.54        81.00
Hawaii                   4       1,498,983.57         0.27      3.024      730       374,746        68.62     68.62        48.73
Idaho                    3         932,487.99         0.17      2.906      757       310,829        65.60     58.07        42.90
Illinois                45      17,772,473.69         3.21      3.078      738       394,944        71.38     66.08        81.81
Indiana                 10       2,487,160.00         0.45      3.146      740       248,716        91.03     71.40        53.88
Iowa                     8       1,056,573.47         0.19      3.008      764       132,072        77.61     74.18        50.72
Kansas                  11       2,485,707.39         0.45      3.077      742       225,973        79.08     67.79        60.76
Kentucky                 7       2,183,049.05         0.39      3.180      772       311,864        87.65     73.01        24.89
Louisiana               10       2,935,840.45         0.53      3.157      724       293,584        71.51     67.02        58.34
Maine                    3       1,783,781.29         0.32      3.519      772       594,594        85.25     53.09        10.32
Maryland                31      10,423,182.98         1.88      3.046      733       336,232        69.16     68.02        57.35
Massachusetts           38      23,404,337.56         4.23      3.147      754       615,904        68.93     62.96        71.39
Michigan                41      14,659,334.86         2.65      2.972      749       357,545        70.28     69.16        62.03
Minnesota               21       4,896,161.60         0.88      3.141      749       233,151        79.14     71.52        59.81
Mississippi              3         695,309.75         0.13      3.317      747       231,770        80.00     80.00       100.00
Missouri                19       7,643,405.47         1.38      2.974      738       402,284        77.14     65.67        56.28
Montana                  8       2,342,607.00         0.42      2.925      702       292,826        54.24     49.47        72.99
Nebraska                 1         112,400.00         0.02      3.625      727       112,400        80.00     80.00       100.00
Nevada                  34      16,996,679.06         3.07      2.876      737       499,902        72.16     67.18        85.49
New Hampshire            2         930,000.00         0.17      3.091      776       465,000        90.42     68.64        72.58
New Jersey              52      31,527,207.83         5.70      3.273      740       606,292        77.05     63.19        75.17
New Mexico               5       2,436,930.00         0.44      3.114      754       487,386        72.03     69.26        79.11
New York                71      42,675,671.15         7.71      3.039      727       601,066        61.38     57.99        76.98
North Carolina          25      11,793,704.52         2.13      2.855      747       471,748        75.86     67.49        74.68
Ohio                    26       7,782,074.74         1.41      3.065      742       299,311        73.36     71.35        65.88
Oklahoma                 8       1,795,014.40         0.32      3.244      716       224,377        74.78     69.10        64.21
Oregon                   5         930,396.00         0.17      3.403      753       186,079        56.01     56.01        46.94
Pennsylvania            33      12,937,451.07         2.34      3.047      721       392,044        74.62     69.37        75.77
Rhode Island             5         918,565.21         0.17      3.515      729       183,713        68.75     68.75        82.76
South Carolina          18       5,769,023.42         1.04      3.014      759       320,501        82.56     74.11        79.08
Tennessee                6       1,612,275.83         0.29      3.187      746       268,713        69.29     66.21        53.90
Texas                   53      18,498,691.39         3.34      3.129      731       349,032        80.50     70.11        64.96
Utah                    12       3,471,998.57         0.63      3.249      731       289,333        71.25     71.25        92.80
Vermont                  1         440,000.00         0.08      3.000      734       440,000        80.00     80.00         0.00

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                             GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------

Virginia               133       38,786,580.81        7.01      3.059      740       291,628        70.72     69.10        78.02
Virgin Islands           1          233,581.33        0.04      3.500      709       233,581        80.00     80.00       100.00
Washington              20        4,796,599.31        0.87      3.255      729       239,830        69.41     68.48        70.01
West Virginia            3          463,200.00        0.08      3.158      749       154,400        79.27     79.27        76.25
Wisconsin               11        2,492,589.46        0.45      3.006      744       226,599        72.93     72.93        66.45
Wyoming                  1          264,000.00        0.05      3.125      790       264,000        80.00     80.00         0.00
                     -----     ---------------      ------      -----      ---      --------        -----     -----        -----
TOTAL:               1,299     $553,355,584.13      100.00%     3.076%     735      $425,986        70.76%    65.54%       74.32%
                     =====     ===============      ======      =====      ===      ========        =====     =====        =====




OCCUPANCY TYPE

                                            % OF
              NUMBER       AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
               OF          PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
OCCUPANCY    MORTGAGE       BALANCE        BALANCE     AVERAGE  CREDIT     BALANCE     ORIGINAL  EFFECTIVE       FULL
TYPE          LOANS       OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
-----------  --------  ----------------  -----------  --------  --------  -----------  --------  ---------  -------------
Primary        1,067   $ 443,205,163.28     80.09%     3.067%     734      $ 415,375    70.58%    67.03%        74.46%
Second Home      161      93,014,903.91     16.81      3.111      739        577,732    74.07     61.96         72.46
Investment        71      17,135,516.94      3.10      3.093      735        241,345    57.38     46.69         80.97
               -----   ----------------    ------      -----      ---      ---------    -----     -----         -----
TOTAL:         1,299   $ 553,355,584.13    100.00%     3.076%     735      $ 425,986    70.76%    65.54%        74.32%
               =====   ================    ======      =====      ===      =========    =====     =====         =====




PROPERTY TYPE

                                                % OF
                 NUMBER       AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                  OF          PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
PROPERTY        MORTGAGE       BALANCE        BALANCE     AVERAGE  CREDIT     BALANCE     ORIGINAL  EFFECTIVE       FULL
TYPE             LOANS       OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------  --------  ----------------  -----------  --------  --------  -----------  --------  ---------  -------------
Single Family      784    $ 330,685,095.10     59.76%     3.087%     735      $ 421,792     70.25%    64.89%       72.61%
De Minimis PUD     318      155,069,869.97     28.02      3.051      735        487,641     72.63     67.63        77.09
Planned Unit
  Development       29        7,445,473.88      1.35      3.183      729        256,740     76.87     69.03        57.10
Condominium        131       46,212,558.80      8.35      3.076      737        352,768     70.98     65.77        80.07
Cooperative         16        5,973,282.47      1.08      2.937      738        373,330     47.67     46.33        56.06
Two-to
  Four-Family       21        7,969,303.91      1.44      3.078      715        379,491     65.63     61.79        88.17
                 -----    ----------------    ------      -----      ---      ---------     -----     -----        -----
TOTAL:           1,299    $ 553,355,584.13    100.00%     3.076%     735      $ 425,986     70.76%    65.54%       74.32%
                 =====    ================    ======      =====      ===      =========     =====     =====        =====




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                             GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------

LOAN PURPOSE

                                                % OF
                 NUMBER       AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                  OF          PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
LOAN            MORTGAGE       BALANCE        BALANCE     AVERAGE  CREDIT     BALANCE     ORIGINAL  EFFECTIVE       FULL
PURPOSE          LOANS       OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------  --------  ----------------  -----------  --------  --------  -----------  --------  ---------  -------------
Purchase            595   $ 298,508,875.39     53.95%     3.070%     739      $ 501,696     77.90%    69.16%      78.81%
Refinance
 (No Cash-out)      254      85,892,557.18     15.52      3.057      733        338,160     59.02     58.29       64.04
Refinance
 (Cash-out)         450     168,954,151.56     30.53      3.095      728        375,454     64.11     62.84       71.63
                  -----   ----------------    ------      -----      ---      ---------     -----     -----       -----
TOTAL:            1,299   $ 553,355,584.13    100.00%     3.076%     735      $ 425,986     70.76%    65.54%      74.32%
                  =====   ================    ======      =====      ===      =========     =====     =====       =====




LOAN DOCUMENTATION

                                                % OF
                 NUMBER       AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                  OF          PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
LOAN            MORTGAGE       BALANCE        BALANCE     AVERAGE  CREDIT     BALANCE     ORIGINAL  EFFECTIVE       FULL
DOCUMENTATION    LOANS       OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------  --------  ----------------  -----------  --------  --------  -----------  --------  ---------  -------------
Full
 Documentation      890   $ 411,270,133.64     74.32%     3.101%     728      $ 462,101     71.63%    66.91%      100.00%
Alternative
 Documentation      184      66,965,738.83     12.10      2.995      746        363,944     78.21     69.25         0.00
Stated
 Documentation       71      22,234,897.49      4.02      2.980      757        313,168     66.27     60.22         0.00
No Income/No
 Ratio Docu-
 mentation          154      52,884,814.17      9.56      3.018      761        343,408     56.36     52.48         0.00
                  -----   ----------------    ------      -----      ---      ---------     -----     -----        -----
TOTAL:            1,299   $ 553,355,584.13    100.00%     3.076%     735      $ 425,986     70.76%    65.54%       74.32%
                  =====   ================    ======      =====      ===      =========     =====     =====        =====




CHANNEL

                                                % OF
                 NUMBER       AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                  OF          PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                MORTGAGE       BALANCE        BALANCE     AVERAGE  CREDIT     BALANCE     ORIGINAL  EFFECTIVE       FULL
CHANNEL          LOANS       OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------  --------  ----------------  -----------  --------  --------  -----------  --------  ---------  -------------
Retail              982   $ 440,912,301.02     79.68%     3.037%     737      $ 448,994     70.92%    64.56%       67.77%
Correspondent       278      85,881,888.45     15.52      3.249      723        308,928     69.52     68.61       100.00
Broker               39      26,561,394.66      4.80      3.158      740        681,061     71.99     71.99       100.00
                  -----   ----------------    ------      -----      ---      ---------     -----     -----       ------
TOTAL:            1,299   $ 553,355,584.13    100.00%     3.076%     735      $ 425,986     70.76%    65.54%       74.32%
                  =====   ================    ======      =====      ===      =========     =====     =====        =====




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

MARGINS

                                             % OF
                            AGGREGATE      AGGREGATE                  WEIGHTED    AVERAGE      WEIGHTED    WEIGHTED
             NUMBER OF      PRINCIPAL      PRINCIPAL     WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE      AVERAGE       PERCENT
              MORTGAGE       BALANCE        BALANCE       AVERAGE      CREDIT      BALANCE     ORIGINAL    EFFECTIVE        FULL
MARGINS (%)    LOANS       OUTSTANDING    OUTSTANDING     COUPON       SCORE     OUTSTANDING     LTV         LTV       DOCUMENTATION
-----------  ----------  ---------------  ------------  -----------  ----------  -----------  ----------  -----------  -------------
0.750                 1  $    233,581.33        0.04%        3.500%         709  $  233,581       80.00%       80.00%      100.00%
0.875                 2     3,305,500.00        0.60         2.201          773   1,652,750       83.93        66.97       100.00
1.000                 2       461,781.00        0.08         2.937          739     230,891       50.53        50.53        45.04
1.125                 2       457,947.00        0.08         2.864          728     228,974       39.87        39.87        54.59
1.250                11     7,209,404.74        1.30         2.472          748     655,400       81.59        71.16        43.35
1.375                 7     3,968,750.00        0.72         2.711          755     566,964       71.11        65.84        55.87
1.500               263   118,381,926.91       21.39         2.703          740     450,121       67.93        63.54        65.67
1.625               104    41,469,795.22        7.49         2.942          732     398,748       76.42        69.48        67.21
1.750                35    17,754,715.83        3.21         3.147          734     507,278       72.09        67.28        84.58
1.875               506   210,422,156.14       38.03         3.081          731     415,854       69.58        65.12        70.38
2.000               182    80,366,235.40       14.52         3.417          738     441,573       70.53        66.57        79.48
2.125                75    32,051,955.50        5.79         3.327          729     427,359       71.09        66.19       100.00
2.250               101    30,648,248.49        5.54         3.570          726     303,448       73.46        66.36       100.00
2.375                 1       101,697.00        0.02         3.625          715     101,697       62.39        62.39       100.00
2.500                 2       763,462.50        0.14         3.675          731     381,731       80.00        80.00       100.00
2.625                 1     4,600,000.00        0.83         3.875          781   4,600,000      100.00        55.00       100.00
2.750                 1       151,906.36        0.03         4.000          682     151,906       80.00        80.00       100.00
2.875                 3     1,006,520.71        0.18         4.099          713     335,507       74.46        74.46       100.00
                  -----  ---------------      ------         -----          ---  ----------      ------        -----       ------
TOTAL:            1,299  $553,355,584.13      100.00%        3.076%         735  $  425,986       70.76%       65.54%       74.32%
                  =====  ===============      ======         =====          ===  ==========      ======        =====        =====

MAXIMUM MORTGAGE RATE

                                             % OF
                            AGGREGATE      AGGREGATE                  WEIGHTED    AVERAGE      WEIGHTED    WEIGHTED
             NUMBER OF      PRINCIPAL      PRINCIPAL     WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE      AVERAGE       PERCENT
              MORTGAGE       BALANCE        BALANCE       AVERAGE      CREDIT      BALANCE     ORIGINAL    EFFECTIVE        FULL
MARGINS (%)    LOANS       OUTSTANDING    OUTSTANDING     COUPON       SCORE     OUTSTANDING     LTV         LTV       DOCUMENTATION
-----------  ----------  ---------------  ------------  -----------  ----------  -----------  ----------  -----------  -------------
12.000            1,299  $553,355,584.13      100.00%        3.076%         735    $425,986       70.76%       65.54%       74.32%
                  -----  ---------------      ------         -----          ---    --------       -----        -----        -----
TOTAL:            1,299  $553,355,584.13      100.00%        3.076%         735    $425,986       70.76%       65.54%       74.32%
                  =====  ===============      ======         =====          ===    ========       =====        =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                             % OF
                            AGGREGATE      AGGREGATE                  WEIGHTED    AVERAGE      WEIGHTED    WEIGHTED
             NUMBER OF      PRINCIPAL      PRINCIPAL     WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE      AVERAGE       PERCENT
              MORTGAGE       BALANCE        BALANCE       AVERAGE      CREDIT      BALANCE     ORIGINAL    EFFECTIVE        FULL
MARGINS (%)    LOANS       OUTSTANDING    OUTSTANDING     COUPON       SCORE     OUTSTANDING     LTV         LTV       DOCUMENTATION
-----------  ----------  ---------------  ------------  -----------  ----------  -----------  ----------  -----------  -------------
July 2004           896  $420,060,193.89       75.91%        2.976%         734    $468,817       69.98%       65.08%       74.33%
August 2004          69    29,481,348.56        5.33         3.037          739     427,266       73.15        67.39        72.25
September
 2004                85    25,299,298.88        4.57         3.275          732     297,639       70.94        66.40        82.26
October 2004        134    38,198,307.61        6.90         3.467          731     285,062       68.45        65.24        79.40
November
 2004               103    37,180,024.72        6.72         3.649          745     360,971       78.18        67.97        66.58
December
 2004                12     3,136,410.47        0.57         3.610          740     261,368       90.57        77.94        59.33
                  -----  ---------------      ------         -----          ---    --------       -----        -----        -----
TOTAL:            1,299  $553,355,584.13      100.00%        3.076%         735    $425,986       70.76%       65.54%       74.32%
                  =====  ===============      ======         =====          ===    ========       =====        =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                             GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

Total Current Balance                                 $575,558,727.28
Total Number of Loans                                      1,776

                                   AVERAGE OR
                               WEIGHTED AVERAGE (1)       MINIMUM               MAXIMUM
                               --------------------       -------               -------
Current Balance                  $   324,075.86       $     37,179.45       $ 3,000,000.00
Original Balance                 $   327,091.71       $     37,886.00       $ 3,000,000.00

Loan Rate                                 3.453%                2.250%               4.375%
Servicing Fee                             0.250%                0.250%               0.250%
Net Loan Rate                             3.203%                2.000%               4.125%

Gross Margin                              1.966%                0.500%               2.875%
Maximum Loan Rate                        12.000%               12.000%              12.000%

Original LTV                              70.61%                 7.91%              100.00%
Effective LTV                             66.19%                 7.91%               95.00%

Credit Score                                731                   519                  819

Original Term (mos)                         300                   300                  300
Remaining Term (mos)                        297                   276                  300
Seasoning (mos)                               3                     0                   24

Next Rate Reset                               4                     1                    6
Rate Adj Freq                                 6                     6                    6
First Rate Adj Freq (2)                       6                     6                    6

IO Original Term                            120                   120                  120
IO Remaining Term                           117                    96                  120

Top State Concentrations ($)           CA(19.80%),FL(11.60%),NY(5.91%),TX(5.78%),NJ(5.12%)

First Pay Date                                               09/01/02             09/01/04
Rate Change Date                                             09/01/04             02/01/05
Maturity Date                                                08/01/27             08/01/29

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                      % OF
                                    AGGREGATE       AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                    PRINCIPAL       PRINCIPAL   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
                     NUMBER OF       BALANCE         BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
INDEX             MORTGAGE LOANS    OUTSTANDING    OUTSTANDING   COUPON     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----             --------------    -----------    -----------   ------     -----   -----------    ---        ---     -------------
Six-Month LIBOR       1,776       $575,558,727.28     100.00%    3.453%      731      $324,076    70.61%     66.19%      73.34%
                      -----       ---------------     ------     -----       ---      --------    -----      -----       -----
TOTAL:                1,776       $575,558,727.28     100.00%    3.453%      731      $324,076    70.61%     66.19%      73.34%
                      =====       ===============     ======     =====       ===      ========    =====      =====       =====

PRINCIPAL BALANCES

                                                  % OF
                     NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
RANGE OF              OF         PRINCIPAL      PRINCIPAL   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
PRINCIPAL           MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
BALANCES ($)         LOANS      OUTSTANDING    OUTSTANDING   COUPON     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
------------         -----      -----------    -----------   ------     -----   -----------    ---        ---     -------------
0.01 to 100,000.00    131     $ 10,818,168.54      1.88%     3.484%     743     $   82,581    61.03%     57.50%        67.65%
100,000.01 to
200,000.00            628       92,931,388.94     16.15      3.462      736        147,980    68.93      66.27         77.25
200,000.01 to
300,000.00            399       99,173,183.72     17.23      3.444      730        248,554    69.91      67.26         73.68
300,000.01 to
400,000.00            224       77,758,618.48     13.51      3.471      730        347,137    72.09      68.82         71.32
400,000.01 to
500,000.00            130       59,059,385.18     10.26      3.452      730        454,303    72.17      69.07         72.62
500,000.01 to
600,000.00             81       44,595,252.27      7.75      3.364      733        550,559    69.25      66.94         70.68
600,000.01 to
700,000.00             49       31,783,452.65      5.52      3.511      733        648,642    76.83      69.95         58.71
700,000.01 to
800,000.00             29       21,733,871.78      3.78      3.423      745        749,444    78.75      71.13         48.26
800,000.01 to
900,000.00             16       13,678,495.00      2.38      3.522      731        854,906    76.66      67.04         55.85
900,000.01 to
1,000,000.00           23       22,543,976.27      3.92      3.458      743        980,173    63.45      56.02         34.08
1,000,000.01 to
1,100,000.00           11       11,596,819.86      2.01      3.378      718      1,054,256    75.47      68.16         90.95
1,100,000.01 to
1,200,000.00           10       11,612,292.10      2.02      3.387      701      1,161,229    64.82      63.92         89.67
1,200,000.01 to
1,300,000.00            4        5,059,999.00      0.88      3.468      701      1,265,000    71.80      66.91        100.00
1,300,000.01 to
1,400,000.00            9       12,068,943.75      2.10      3.362      731      1,340,994    70.05      67.85        100.00
1,400,000.01 to
1,500,000.00            5        7,269,777.63      1.26      3.121      745      1,453,956    76.55      60.47        100.00
1,500,000.01 to
2,000,000.00           21       37,777,650.38      6.56      3.490      713      1,798,936    68.18      60.46         90.38
2,000,000.01 to
2,500,000.00            2        4,345,000.00      0.75      3.748      749      2,172,500    81.72      64.52        100.00
2,500,000.01 to
3,000,000.00            4       11,752,451.73      2.04      3.657      720      2,938,113    62.03      50.01        100.00
                    -----     ---------------    ------      -----      ---     ----------    -----      -----         -----
TOTAL:              1,776     $575,558,727.28    100.00%     3.453%     731     $  324,076    70.61%     66.19%        73.34%
                    =====     ===============    ======      =====      ===     ==========    =====      =====         =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


CURRENT MORTGAGE RATES

                                               % OF
RANGE OF         NUMBER        AGGREGATE     AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
CURRENT           OF           PRINCIPAL     PRINCIPAL   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
MORTGAGE        MORTGAGE        BALANCE       BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
RATES (%)        LOANS        OUTSTANDING   OUTSTANDING   COUPON     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
------------     -----        -----------   -----------   ------     -----   -----------    ---        ---     -------------
2.001 to 2.250       1     $    143,900.00       0.03%   2.250%      738      $143,900     79.98%    79.98%      100.00%
2.251 to 2.500       1          325,000.00       0.06    2.500       800       325,000     56.03     56.03         0.00
2.501 to 2.750      28       11,642,693.13       2.02    2.746       747       415,810     78.11     62.99        76.82
2.751 to 3.000     101       35,107,388.63       6.10    2.962       732       347,598     75.49     67.57        63.70
3.001 to 3.250     339      120,850,701.32      21.00    3.183       732       356,492     69.46     65.04        65.71
3.251 to 3.500     707      209,867,857.25      36.46    3.447       731       296,843     69.28     66.98        79.96
3.501 to 3.750     412      127,950,701.55      22.23    3.669       730       310,560     72.29     67.23        76.02
3.751 to 4.000     179       63,003,328.28      10.95    3.880       731       351,974     69.75     64.01        62.68
4.001 to 4.250       7        6,400,383.68       1.11    4.223       656       914,341     71.54     61.67       100.00
4.251 to 4.500       1          266,773.44       0.05    4.375       728       266,773     59.33     59.33       100.00
                 -----     ---------------     ------    -----       ---      --------     -----     -----        -----
TOTAL:           1,776     $575,558,727.28     100.00%   3.453%      731      $324,076     70.61%    66.19%       73.34%
                 =====     ===============     ======    =====       ===      ========     =====     =====        =====

REMAINING TERM

                                                 % OF
                NUMBER       AGGREGATE       AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                  OF         PRINCIPAL       PRINCIPAL    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
REMAINING       MORTGAGE      BALANCE         BALANCE     AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
TERM (MONTHS)    LOANS      OUTSTANDING     OUTSTANDING    COUPON     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------    -----      -----------     -----------    ------     -----   -----------    ---        ---     -------------
276                  1     $     99,000.00        0.02%    2.875%       766   $   99,000    100.00%    50.00%       100.00%
278                  1          363,148.63        0.06     3.375        772      363,149     70.00     70.00        100.00
280                  1           77,960.00        0.01     3.375        784       77,960     98.68     70.08          0.00
281                  2          355,392.10        0.06     3.455        752      177,696     94.03     81.36          0.00
282                  1          106,200.00        0.02     3.250        723      106,200     90.00     90.00          0.00
283                  1          171,587.45        0.03     3.250        751      171,587     76.15     76.15          0.00
284                 12        3,192,709.07        0.55     2.932        737      266,059     83.98     71.66         22.23
285                  7        2,035,057.77        0.35     2.920        737      290,723     72.30     66.04         25.35
286                  5        1,540,678.41        0.27     3.378        769      308,136     86.02     80.80         27.22
287                  7        2,352,787.30        0.41     3.352        724      336,112     70.65     55.40         40.51
288                  7        1,502,538.40        0.26     3.131        754      214,648     79.04     74.99         25.09
289                  4        3,973,061.88        0.69     3.327        743      993,265     48.61     47.40         95.97
290                  4        2,488,449.97        0.43     2.832        743      622,112     43.22     43.22         73.34
291                  8        8,872,671.96        1.54     3.155        711    1,109,084     62.27     58.36         76.38
292                  9        4,370,833.91        0.76     3.293        746      485,648     64.95     63.01         31.89
293                  6        3,577,457.04        0.62     3.238        753      596,243     72.96     66.74         70.23
294                  8        4,765,657.87        0.83     3.564        668      595,707     76.57     62.52         97.92
295                 21        6,652,806.12        1.16     3.178        738      316,800     75.63     70.53         75.90
296                 75       27,452,243.16        4.77     3.217        739      366,030     69.56     60.61         75.33
297                404       99,853,552.46       17.35     3.315        727      247,162     70.52     68.30         91.46
298                661      215,364,824.67       37.42     3.417        729      325,817     71.48     67.42         75.01
299                488      171,235,718.44       29.75     3.649        733      350,893     69.93     64.92         64.07
300                 43       15,154,390.67        2.63     3.821        743      352,428     74.07     70.22         61.91
                 -----     ---------------      ------     -----        ---   ----------     -----     -----         -----
TOTAL:           1,776     $575,558,727.28      100.00%    3.453%       731   $  324,076     70.61%    66.19%        73.34%
                 =====     ===============      ======     =====        ===   ==========     =====     =====         =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                                 % OF
RANGE OF         NUMBER       AGGREGATE        AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
ORIGINAL           OF          PRINCIPAL      PRINCIPAL     WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
LOAN-TO-VALUE   MORTGAGE       BALANCE          BALANCE      AVERAGE    CREDIT    BALANCE    ORIGINAL  EFFECTIVE      FULL
RATIOS (%)       LOANS        OUTSTANDING     OUTSTANDING    COUPON     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------     -----       -----------     -----------    ------     -----   -----------    ---        ---     -------------
0.01 to 10.00        2     $    857,295.43      0.15%        3.448%     746      $428,648      8.90%      8.90%     41.28%
10.01 to 20.00      14        1,782,751.67       0.31        3.479      753       127,339     16.55      16.55      37.38
20.01 to 30.00      54       13,045,265.20       2.27        3.490      754       241,579     25.92      25.92      32.06
30.01 to 40.00      74       17,850,075.87       3.10        3.423      744       241,217     35.80      35.80      45.45
40.01 to 50.00     164       51,838,790.46       9.01        3.491      736       316,090     46.57      46.57      63.53
50.01 to 60.00     179       67,441,407.94      11.72        3.415      731       376,768     55.82      55.81      68.21
60.01 to 70.00     234       92,750,993.75      16.11        3.462      729       396,372     66.33      66.21      80.79
70.01 to 75.00     227       75,469,438.70      13.11        3.457      724       332,464     73.47      72.91      82.83
75.01 to 80.00     600      164,420,274.11      28.57        3.471      726       274,034     79.16      78.98      84.72
80.01 to 85.00      10        5,205,435.22       0.90        3.244      755       520,544     83.18      73.77      53.50
85.01 to 90.00      33       12,214,715.64       2.12        3.358      732       370,143     88.91      76.87      74.16
90.01 to 95.00      35        7,328,391.39       1.27        3.434      732       209,383     93.39      84.91      75.91
95.01 to 100.00    150       65,353,891.90      11.35        3.432      737       435,693     99.92      66.25      54.67
                 -----     ---------------     ------        -----      ---      --------     -----      -----      -----
TOTAL:           1,776     $575,558,727.28     100.00%       3.453%     731      $324,076     70.61%     66.19%     73.34%
                 =====     ===============     ======        =====      ===      ========     =====      =====      =====

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION



RANGE OF                                       % OF
EFFECTIVE        NUMBER      AGGREGATE       AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
LOAN-TO-VALUE      OF        PRINCIPAL       PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
RATIOS AT       MORTGAGE      BALANCE         BALANCE     AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
ORIGINATION (%)  LOANS      OUTSTANDING     OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------    -----      -----------     -----------   ------    -----    -----------    ---        ---     -------------
0.01 to 10.00        2    $    857,295.43        0.15%     3.448%    746       $428,648      8.90%     8.90%      41.28%
10.01 to 20.00      14       1,782,751.67        0.31      3.479     753        127,339     16.55     16.55       37.38
20.01 to 30.00      54      13,045,265.20        2.27      3.490     754        241,579     25.92     25.92       32.06
30.01 to 40.00      74      17,850,075.87        3.10      3.423     744        241,217     35.80     35.80       45.45
40.01 to 50.00     201      62,623,115.01       10.88      3.511     734        311,558     55.08     47.16       66.28
50.01 to 60.00     184      72,697,182.94       12.63      3.399     731        395,093     58.73     56.11       70.51
60.01 to 70.00     376     161,818,885.06       28.12      3.436     735        430,369     79.11     67.72       68.26
70.01 to 75.00     224      72,377,978.75       12.58      3.459     723        323,116     73.64     73.45       82.64
75.01 to 80.00     595     161,844,874.11       28.12      3.470     725        272,008     79.15     79.15       84.64
80.01 to 85.00       5       1,428,212.34        0.25      3.218     735        285,642     83.75     83.75       91.01
85.01 to 90.00      20       4,611,006.73        0.80      3.465     733        230,550     89.00     89.00       83.75
90.01 to 95.00      27       4,622,084.17        0.80      3.445     716        171,188     94.27     94.27       78.29
                 -----    ---------------      ------      -----     ---       --------     -----     -----       -----
TOTAL:           1,776    $575,558,727.28      100.00%     3.453%    731       $324,076     70.61%    66.19%      73.34%
                 =====    ===============      ======      =====     ===       ========     =====     =====       =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORES

                                               % OF
                 NUMBER      AGGREGATE      AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                  OF         PRINCIPAL      PRINCIPAL    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
RANGE OF        MORTGAGE      BALANCE        BALANCE     AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
CREDIT SCORES    LOANS      OUTSTANDING    OUTSTANDING    COUPON     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
------------     -----      -----------    -----------    ------     -----   -----------    ---        ---     -------------
Not Available       4      $  1,532,303.18      0.27%     3.409%      NA      $383,076     77.47%    68.31%       100.00%
501 to 525          1           136,800.00      0.02      3.625      519       136,800     80.00     80.00        100.00
551 to 575          3           648,550.00      0.11      3.745      569       216,183     81.77     69.34        100.00
576 to 600         10         6,174,234.90      1.07      3.799      587       617,423     81.99     58.37         96.76
601 to 625         12         5,238,213.24      0.91      3.469      610       436,518     77.80     72.03        100.00
626 to 650         52        18,368,974.16      3.19      3.462      641       353,250     73.63     67.98         96.22
651 to 675        103        37,632,907.13      6.54      3.461      665       365,368     72.05     70.09         91.63
676 to 700        254        85,788,837.01     14.91      3.483      689       337,751     71.23     68.69         86.10
701 to 725        322        99,927,672.60     17.36      3.431      713       310,334     68.46     66.51         83.88
726 to 750        281        86,478,747.06     15.03      3.441      739       307,754     72.49     67.08         72.95
751 to 775        363       124,821,489.91     21.69      3.441      763       343,861     68.51     64.03         67.80
776 to 800        310        94,098,834.64     16.35      3.448      786       303,545     71.23     64.71         49.11
801 to 825         61        14,711,163.45      2.56      3.432      807       241,167     68.34     60.58         32.73
                -----      ---------------    ------      -----      ---      --------     -----     -----         -----
TOTAL:          1,776      $575,558,727.28    100.00%     3.453%     731      $324,076     70.61%    66.19%        73.34%
                =====      ===============    ======      =====      ===      ========     =====     =====         =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                   % OF
                       NUMBER      AGGREGATE      AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                         OF        PRINCIPAL      PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     AVERAGE      PERCENT
GEOGRAPHIC            MORTGAGE      BALANCE        BALANCE      AVERAGE   CREDIT     BALANCE     ORIGINAL  EFFECTIVE       FULL
AREA                    LOANS     OUTSTANDING    OUTSTANDING    COUPON    SCORE    OUTSTANDING    LTV         LTV      DOCUMENTATION
------------            -----     -----------    -----------    ------    -----    -----------    ---         ---      -------------
Alabama                   26    $  7,481,056.95     1.30%        3.200%     727     $287,733     81.84%       66.73%       68.82%
Alaska                     3         873,568.92      0.15        3.675      713      291,190     80.00        80.00       100.00
Arizona                   35       8,673,090.01      1.51        3.481      752      247,803     70.61        64.25        58.28
Arkansas                   6       2,094,590.00      0.36        3.492      763      349,098     82.07        71.87        66.89
California               297     113,949,187.86     19.80        3.455      722      383,667     67.92        65.40        82.19
Colorado                  72      21,461,295.12      3.73        3.503      718      298,074     72.22        63.92        88.17
Connecticut               24      14,823,423.90      2.58        3.352      741      617,643     68.30        65.51        70.84
Delaware                  10       2,894,228.38      0.50        3.466      753      289,423     59.83        55.63        32.94
District of Columbia       6       3,316,701.67      0.58        3.446      753      552,784     75.54        72.72        91.95
Florida                  203      66,779,769.89     11.60        3.487      741      328,964     72.93        65.05        69.52
Georgia                   72      18,350,120.66      3.19        3.354      739      254,863     80.97        74.20        79.86
Hawaii                     6       2,755,349.04      0.48        3.581      716      459,225     67.31        67.31        85.77
Idaho                      7       1,503,392.28      0.26        3.415      757      214,770     66.02        66.02        81.94
Illinois                  70      20,590,287.37      3.58        3.440      725      294,147     74.05        70.56        75.87
Indiana                   18       3,910,976.03      0.68        3.431      716      217,276     74.23        71.12        62.52
Iowa                       6         787,395.58      0.14        3.322      699      131,233     79.80        79.80        87.45
Kansas                    12       1,902,802.81      0.33        3.548      745      158,567     71.09        67.39        76.26
Kentucky                   9       3,350,375.00      0.58        3.444      692      372,264     68.32        62.82        83.25
Louisiana                 18       3,402,800.02      0.59        3.480      736      189,044     73.31        69.43        65.72
Maine                     10       3,449,261.06      0.60        3.266      730      344,926     65.45        65.45        72.65
Maryland                  46      13,075,783.42      2.27        3.526      729      284,256     65.87        64.50        86.27
Massachusetts             53      19,833,409.93      3.45        3.371      713      374,215     66.16        62.90        90.53
Michigan                  49      11,329,037.66      1.97        3.508      737      231,205     75.07        68.73        61.77
Minnesota                 48      12,262,434.33      2.13        3.482      741      255,467     69.19        67.48        79.86
Mississippi                2         426,873.75      0.07        3.441      734      213,437     79.30        79.30         0.00
Missouri                  26       5,423,386.48      0.94        3.530      719      208,592     82.65        75.29        77.93
Montana                    3       2,682,205.00      0.47        3.603      736      894,068     61.77        61.77       100.00
Nebraska                   6       1,364,753.97      0.24        3.363      728      227,459     63.92        63.92       100.00
Nevada                    35      10,188,495.79      1.77        3.565      734      291,100     75.99        70.79        57.98
New Hampshire              8       1,524,228.06      0.26        3.248      733      190,529     75.48        75.48        87.83
New Jersey                66      29,453,601.36      5.12        3.540      731      446,267     67.99        65.12        65.11
New Mexico                 6       1,505,264.26      0.26        3.251      746      250,877     65.47        60.84        41.25
New York                  78      34,019,800.93      5.91        3.416      731      436,151     58.53        57.68        68.12
North Carolina            43      13,139,031.54      2.28        3.417      740      305,559     74.85        69.10        65.86
Ohio                      30       8,646,459.18      1.50        3.549      729      288,215     73.66        71.16        62.13
Oklahoma                   8       1,270,252.60      0.22        3.520      736      158,782     79.55        76.79        70.49
Oregon                    14       3,407,271.55      0.59        3.353      761      243,377     74.00        65.37        40.15
Pennsylvania              42      12,295,959.15      2.14        3.512      715      292,761     67.41        66.72        66.96
Rhode Island              13       4,577,329.19      0.80        3.668      742      352,102     80.90        64.58        86.89
South Carolina            29       9,518,700.30      1.65        3.353      743      328,231     74.11        68.35        51.95
Tennessee                 30       7,133,507.96      1.24        3.400      728      237,784     76.69        72.69        57.68
Texas                    112      33,245,585.78      5.78        3.422      728      296,836     73.30        67.76        66.66
Utah                      14       2,997,389.33      0.52        3.307      740      214,099     79.73        73.84        95.77
Vermont                    3         578,999.00      0.10        3.616      753      193,000     67.37        67.37        34.54

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                               % OF
                 NUMBER      AGGREGATE      AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     AVERAGE      PERCENT
GEOGRAPHIC      MORTGAGE      BALANCE        BALANCE      AVERAGE   CREDIT     BALANCE     ORIGINAL  EFFECTIVE       FULL
AREA              LOANS     OUTSTANDING    OUTSTANDING    COUPON    SCORE    OUTSTANDING    LTV         LTV      DOCUMENTATION
------------      -----     -----------    -----------    ------    -----    -----------    ---         ---      -------------
Virginia             40     13,878,345.98      2.41       3.522      732         346,959    73.77      67.77       65.72
Virgin Islands        7      2,465,489.69      0.43       3.078      700         352,213    66.97      66.97       39.55
Washington           39      9,710,176.72      1.69       3.444      738         248,979    78.23      72.20       63.51
Wisconsin            15      4,327,219.94      0.75       3.433      749         288,481    64.80      59.45       84.17
Wyoming               1      2,928,061.88      0.51       3.375      757       2,928,062    45.38      45.38      100.00
                  -----   ---------------    ------       -----      ---      ----------    -----      -----       -----
TOTAL:            1,776   $575,558,727.28    100.00%      3.453%     731      $  324,076    70.61%     66.19%      73.34%
                  =====   ===============    ======       =====      ===      ==========    =====      =====       =====

OCCUPANCY TYPE

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     AVERAGE      PERCENT
OCCUPANCY       MORTGAGE      BALANCE        BALANCE      AVERAGE   CREDIT     BALANCE     ORIGINAL  EFFECTIVE       FULL
TYPE             LOANS      OUTSTANDING    OUTSTANDING    COUPON    SCORE    OUTSTANDING    LTV         LTV      DOCUMENTATION
------------     -----      -----------    -----------    ------    -----    -----------    ---         ---      -------------
Primary          1,504    $479,483,186.08     83.31%       3.447%    728      $318,805     69.93%      67.10%       73.98%
Second Home        183      76,330,270.69     13.26        3.475     747       417,105     75.50       65.17        68.03
Investment          89      19,745,270.51      3.43        3.503     736       221,857     68.23       48.16        78.34
                 -----    ---------------    ------        -----     ---      --------     -----       -----        -----
TOTAL:           1,776    $575,558,727.28    100.00%       3.453%    731      $324,076     70.61%      66.19%       73.34%
                 =====    ===============    ======        =====     ===      ========     =====       =====        =====

PROPERTY TYPE

                                                   % OF
                      NUMBER      AGGREGATE       AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                        OF        PRINCIPAL       PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     AVERAGE     PERCENT
PROPERTY             MORTGAGE      BALANCE         BALANCE     AVERAGE   CREDIT     BALANCE     ORIGINAL  EFFECTIVE      FULL
TYPE                  LOANS      OUTSTANDING     OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV         LTV     DOCUMENTATION
------------          -----      -----------     -----------   ------    -----    -----------    ---         ---     -------------
Single Family         1,143    $ 362,923,314.24      63.06%    3.448%     730      $317,518      69.04%     65.98%      75.48%
De Minimis PUD          331      131,072,168.80      22.77     3.467      730       395,988      75.26      67.82       67.55
Planned Unit
Development              46        8,815,008.48       1.53     3.476      737       191,631      69.96      66.32       68.52
Condominium             208       57,884,001.40      10.06     3.446      734       278,288      71.61      65.27       73.38
Cooperative              15        4,994,880.95       0.87     3.497      768       332,992      58.13      54.74       65.98
Two- to Four-Family      33        9,869,353.41       1.71     3.425      716       299,071      67.69      63.35       79.12
                      -----    ----------------     ------     -----      ---      --------      -----      -----       -----
TOTAL:                1,776    $ 575,558,727.28     100.00%    3.453%     731      $324,076      70.61%     66.19%      73.34%
                      =====    ================     ======     =====      ===      ========      =====      =====       =====

LOAN PURPOSE

                                            % OF
               NUMBER       AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                 OF         PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
LOAN           MORTGAGE      BALANCE        BALANCE     AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
PURPOSE         LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
------------    -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Purchase         589     $240,998,799.42      41.87%    3.466%     739      $409,166     78.43%     68.97%      69.00%
Refinance
(No Cash-out)    366       96,645,106.22      16.79     3.431      729       264,058     63.45      62.71       69.03
Refinance
(Cash-out)       821      237,914,821.64      41.34     3.448      723       289,787     65.60      64.79       79.49
               -----     ---------------     ------     -----      ---      --------     -----      -----       -----
TOTAL:         1,776     $575,558,727.28     100.00%    3.453%     731      $324,076     70.61%     66.19%      73.34%
               =====     ===============     ======     =====      ===      ========     =====      =====       =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
LOAN            MORTGAGE      BALANCE        BALANCE     AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
DOCUMENTATION    LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------    -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Full
Documentation    1,300    $422,115,436.76      73.34%      3.460%    722      $324,704    71.69%     68.10%      100.00%
Alternative
Documentation      195      61,375,481.28      10.66       3.410     741       314,746     77.83      69.12         0.00
Stated
Documentation       69      21,597,692.54       3.75       3.519     761       313,010     68.63      62.62         0.00
No Income/No
Ratio
Documentation      212      70,470,116.70      12.24       3.426     766       332,406     58.48      53.33         0.00
                 -----    ---------------     ------       -----     ---      --------     -----     -----         -----
TOTAL:           1,776    $575,558,727.28     100.00%      3.453%    731      $324,076     70.61%    66.19%        73.34%
                 =====    ===============     ======       =====     ===      ========     =====     =====         =====

CHANNEL

                                            % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
                MORTGAGE      BALANCE        BALANCE     AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
CHANNEL          LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
------------     -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Retail           1,072    $405,074,594.44     70.38%      3.455%    734      $377,868     71.06%    64.88%         62.12%
Correspondent      700     166,949,632.84     29.01       3.446     723       238,499     69.64     69.60         100.00
Broker               4       3,534,500.00      0.61       3.480     723       883,625     65.14     55.54         100.00
                 -----    ---------------    ------       -----     ---      --------     -----     -----          -----
TOTAL:           1,776    $575,558,727.28    100.00%      3.453%    731      $324,076     70.61%    66.19%         73.34%
                 =====    ===============    ======       =====     ===      ========     =====     =====          =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

MARGINS

                                               % OF
                 NUMBER       AGGREGATE      AGGREGATE             WEIGHTED     AVERAGE    WEIGHTED   WEIGHTED
                   OF         PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE    AVERAGE     PERCENT
                MORTGAGE       BALANCE        BALANCE     AVERAGE   CREDIT      BALANCE    ORIGINAL  EFFECTIVE      FULL
MARGINS (%)       LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE     OUTSTANDING    LTV        LTV     DOCUMENTATION
------------      -----      -----------    -----------   ------    -----     -----------    ---        ---     -------------
0.500               1     $  1,999,645.90      0.35%      4.250%     596     $1,999,646    100.00%    70.00%      100.00%
1.000               3        1,589,056.00       0.28      2.882      736        529,685     66.91     66.91        92.02
1.125               5        1,087,575.82       0.19      2.677      735        217,515     66.48     59.52        16.84
1.250               1          575,110.00       0.10      2.875      781        575,110     85.00     85.00       100.00
1.375              22        8,595,783.56       1.49      3.087      748        390,717     80.97     69.37        38.27
1.500               5        2,975,261.50       0.52      3.116      759        595,052     93.35     74.49        71.26
1.625             249       89,557,188.75      15.56      3.165      735        359,667     71.02     64.84        60.29
1.750              42       16,977,431.70       2.95      3.257      728        404,225     76.68     68.14        67.99
1.800               1          163,726.22       0.03      3.125      680        163,726     95.00     70.00       100.00
1.875             136       35,612,593.31       6.19      3.205      727        261,857     70.11     67.98        96.17
2.000             769      275,535,873.65      47.87      3.561      734        358,304     69.95     65.20        62.30
2.125              60       19,726,701.46       3.43      3.435      720        328,778     66.31     65.53       100.00
2.250             461      109,230,713.07      18.98      3.522      725        236,943     69.66     68.98       100.00
2.375              10        6,544,692.76       1.14      3.967      690        654,469     64.03     64.03       100.00
2.500               3        3,350,144.14       0.58      3.730      748      1,116,715     94.35     52.20       100.00
2.625               1          168,000.00       0.03      3.875      778        168,000     21.27     21.27       100.00
2.750               1          279,462.50       0.05      4.125      702        279,463     70.00     70.00       100.00
2.875               6        1,589,766.94       0.28      4.118      724        264,961     71.88     71.88       100.00
                -----     ---------------     ------      -----      ---     ----------     -----     -----        -----
TOTAL:          1,776     $575,558,727.28     100.00%     3.453%     731     $  324,076     70.61%    66.19%       73.34%
                =====     ===============     ======      =====      ===     ==========     =====     =====        =====

MAXIMUM MORTGAGE RATE

                                            % OF
               NUMBER      AGGREGATE      AGGREGATE             WEIGHTED     AVERAGE    WEIGHTED   WEIGHTED
   MAXIMUM       OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE    AVERAGE     PERCENT
  MORTGAGE    MORTGAGE      BALANCE        BALANCE     AVERAGE   CREDIT      BALANCE    ORIGINAL  EFFECTIVE      FULL
  RATE (%)      LOANS     OUTSTANDING    OUTSTANDING   COUPON    SCORE     OUTSTANDING    LTV        LTV     DOCUMENTATION
------------    -----     -----------    -----------   ------    -----     -----------    ---        ---     -------------
12.000         1,776    $575,558,727.28    100.00%     3.453%     731     $  324,076     70.61%    66.19%       73.34%
------         -----    ---------------    ------      -----      ---     ----------     -----     -----        -----
TOTAL:         1,776    $575,558,727.28    100.00%     3.453%     731     $  324,076     70.61%    66.19%       73.34%
               =====    ===============    ======      =====      ===     ==========     =====     =====        =====



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                            GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                            % OF
NEXT             NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
RATE               OF        PRINCIPAL      PRINCIPAL   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
ADJUSTMENT      MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
DATE             LOANS      OUTSTANDING    OUTSTANDING   COUPON     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
------------     -----      -----------    -----------   ------     -----   -----------    ---        ---     -------------
September 2004      26    $ 10,797,455.45       1.88%     3.234%     740     $415,287      65.70%    62.11%       82.08%
October 2004        92      33,496,550.83       5.82      3.163      740      364,093      68.98     60.47        70.39
November 2004      419     110,761,282.19      19.24      3.295      726      264,347      69.89     67.46        89.04
December 2004      676     221,354,296.99      38.46      3.414      730      327,447      71.46     67.43        73.80
January 2005       503     177,521,354.88      30.84      3.636      733      352,925      70.05     64.86        63.75
February 2005       60      21,627,786.94       3.76      3.709      727      360,463      75.16     68.86        67.15
                 -----    ---------------     ------      -----      ---     --------      -----     -----        -----
TOTAL:           1,776    $575,558,727.28     100.00%     3.453%     731     $324,076      70.61%    66.19%       73.34%
                 =====    ===============     ======      =====      ===     ========      =====     =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D

                            GROUP III MORTGAGE LOANS
--------------------------------------------------------------------------------

Total Current Balance                            $266,550,274.06
Total Number of Loans                                  816

                                      AVERAGE OR
                                  WEIGHTED AVERAGE (1)        MINIMUM             MAXIMUM
                                  --------------------        -------             -------
Current Balance                      $326,654.75            $34,217.00         $3,500,000.00
Original Balance                     $329,011.95            $34,217.00         $3,500,000.00

Loan Rate                               3.485%                 2.500%              4.625%
Servicing Fee                           0.250%                 0.250%              0.250%
Net Loan Rate                           3.235%                 2.250%              4.375%

Gross Margin                            1.965%                1.000%               2.875%
Maximum Loan Rate                      12.000%                12.000%              12.000%

Original LTV                            69.00%                 8.40%               100.00%
Effective LTV                           65.62%                 8.40%               95.00%

Credit Score                             728                   516                  810

Original Term (mos)                      300                   300                  300
Remaining Term (mos)                     298                   277                  300
Seasoning (mos)                           2                     0                   23

Next Rate Reset                           4                     1                    6
Rate Adj Freq                             6                     6                    6
First Rate Adj Freq (2)                   6                     6                    6

IO Original Term                         120                   120                  120
IO Remaining Term                        118                    97                  120

Top State Concentrations ($)               CA(20.45%),FL(9.96%),NJ(6.11%),NY(5.90%),GA(4.02%)

First Pay Date                                               10/01/02             09/01/04
Rate Change Date                                             09/01/04             02/01/05
Maturity Date                                                09/01/27             08/01/29


(3) Based on current balances

(4) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                            GROUP III MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                                           WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                               AGGREGATE        % OF AGGREGATE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE     PERCENT
             NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
INDEX      MORTGAGE LOANS      OUTSTANDING        OUTSTANDING     COUPON     SCORE   OUTSTANDING    LTV         LTV    DOCUMENTATION
-----      --------------      -----------        -----------     ------     -----   -----------    ---         ---    -------------
Six-Month
  LIBOR        816           $266,550,274.06        100.00%       3.485%      728     $326,655     69.00%     65.62%       74.64%
               ---           ---------------        ------        -----       ---     --------     -----      -----        -----

TOTAL:         816           $266,550,274.06        100.00%       3.485%      728     $326,655     69.00%     65.62%       74.64%
               ===           ===============        ======        =====       ===     ========     =====      =====        =====


CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                        % OF
                                       AGGREGATE      AGGREGATE             WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
RANGE OF                 NUMBER OF     PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    AVERAGE     PERCENT
CUT-OFF DATE STATED       MORTGAGE      BALANCE        BALANCE    AVERAGE   CREDIT    BALANCE     ORIGINAL  EFFECTIVE      FULL
PRINCIPAL BALANCES ($)     LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
----------------------     -----      -----------    -----------   ------    -----   -----------    ---        ---     -------------
0.01 to 100,000.00           63      $  5,235,990.67    1.96%      3.448%       735   $   83,111     57.12%    57.12%     63.81%

100,000.01 to
200,000.00                  315        47,008,488.32   17.64       3.461        734      149,233     69.60     68.02      77.93

200,000.01 to
300,000.00                  163        40,121,805.50   15.05       3.490        726      246,146     69.79     67.95      78.37

300,000.01 to
400,000.00                   97        33,514,948.76   12.57       3.454        723      345,515     74.25     70.91      68.58

400,000.01 to
500,000.00                   45        20,145,612.67    7.56       3.417        731      447,680     72.75     68.10      73.14

500,000.01 to
600,000.00                   42        23,397,415.70    8.78       3.467        728      557,081     71.47     67.66      69.59

600,000.01 to
700,000.00                   20        13,197,612.91    4.95       3.445        726      659,881     73.90     65.91      50.27

700,000.01
to 800,000.00                23        17,387,802.81    6.52       3.419        718      755,991     66.30     63.71      60.14

800,000.01 to
900,000.00                   10         8,686,562.68    3.26       3.502        747      868,656     77.11     68.15      41.16

900,000.01
to 1,000,000.00               9         8,926,444.86    3.35       3.458        736      991,827     54.02     53.46      44.27

1,000,000.01 to
1,100,000.00                  4         4,186,543.00    1.57       3.408        765    1,046,636     79.30     62.52     100.00

1,100,000.01 to
1,200,000.00                  5         5,836,296.18    2.19       3.277        718    1,167,259     66.58     63.77     100.00

1,200,000.01 to
1,300,000.00                  3         3,775,750.00    1.42       3.580        664    1,258,583     68.34     68.34     100.00

1,300,000.01 to
1,400,000.00                  1         1,400,000.00    0.53       3.500        705    1,400,000     70.00     70.00     100.00

1,400,000.01 to
1,500,000.00                  1         1,500,000.00    0.56       3.750        694    1,500,000     68.18     68.18     100.00

1,500,000.01 to
2,000,000.00                 10        18,004,000.00    6.75       3.387        728    1,800,400     68.14     60.54     100.00

2,000,000.01 to
2,500,000.00                  2         4,725,000.00    1.77       3.654        755    2,362,500     52.31     52.31     100.00

2,500,000.01 to
3,000,000.00                  2         6,000,000.00    2.25       4.438        695    3,000,000     52.78     52.78     100.00

3,000,000.01 or greater       1         3,500,000.00    1.31       4.000        748    3,500,000     41.18     41.18     100.00
                            ---      ---------------  ------       -----        ---   ----------     -----     -----      -----
TOTAL:                      816      $266,550,274.06  100.00%      3.485%       728   $  326,655     69.00%    65.62%     74.64%
                            ===      ===============  ======       =====        ===   ==========     =====     =====      =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                            GROUP III MORTGAGE LOANS
--------------------------------------------------------------------------------













































Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                            GROUP III MORTGAGE LOANS
--------------------------------------------------------------------------------

CURRENT MORTGAGE RATES


                                         AGGREGATE        % OF AGGREGATE    WEIGHTED
RANGE OF CURRENT       NUMBER OF     PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVERAGE
MORTGAGE RATES (%)   MORTGAGE LOANS     OUTSTANDING         OUTSTANDING      COUPON
------------------   --------------     -----------         -----------      ------
2.251 to 2.500              1        $    401,674.00            0.15%         2.500%
2.501 to 2.750             14           6,972,114.22            2.62          2.745
2.751 to 3.000             45          14,921,484.67            5.60          2.944
3.001 to 3.250            134          47,202,213.82           17.71          3.193
3.251 to 3.500            332          94,753,802.89           35.55          3.457
3.501 to 3.750            215          66,483,589.65           24.94          3.666
3.751 to 4.000             70          28,823,186.44           10.81          3.896
4.001 to 4.250              4           3,992,208.37            1.50          4.219
4.501 to 4.750              1           3,000,000.00            1.13          4.625
                          ---        ---------------          ------          -----
TOTAL:                    816        $266,550,274.06          100.00%         3.485%
                          ===        ===============          ======          =====

                     WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE     AVERAGE     PERCENT
RANGE OF CURRENT      CREDIT    BALANCE    ORIGINAL   EFFECTIVE      FULL
MORTGAGE RATES (%)    SCORE   OUTSTANDING     LTV        LTV     DOCUMENTATION
------------------    -----   -----------     ---        ---     ------------
2.251 to 2.500         631    $  401,674     63.56%     63.56%      100.00%
2.501 to 2.750         737       498,008     77.42      63.05        66.21
2.751 to 3.000         747       331,589     75.31      66.42        57.95
3.001 to 3.250         723       352,255     75.56      69.31        74.98
3.251 to 3.500         731       285,403     66.83      65.12        78.67
3.501 to 3.750         722       309,226     68.57      66.55        77.32
3.751 to 4.000         736       411,760     64.25      61.64        58.86
4.001 to 4.250         719       998,052     56.53      56.53       100.00
4.501 to 4.750         661     3,000,000     55.56      55.56       100.00
                       ---    ----------     -----      -----        -----
TOTAL:                 728    $  326,655     69.00%     65.62%       74.64%
                       ===    ==========     =====      =====        =====


REMAINING TERM

                                                                      WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
REMAINING  NUMBER OF     AGGREGATE        % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
TERM       MORTGAGE   PRINCIPAL BALANCE   PRINCIPAL BALANCE  AVERAGE   CREDIT     BALANCE    ORIGINAL   EFFECTIVE      FULL
(MONTHS)    LOANS        OUTSTANDING         OUTSTANDING      COUPON    SCORE   OUTSTANDING     LTV        LTV     DOCUMENTATION
---------   ----         -----------         -----------      ------    -----   -----------     ---        ---     ------------
277          1        $    250,815.96           0.09%         3.875%     723     $  250,816     77.31%   77.31%        0.00%
278          1             374,292.69           0.14          2.750      756        374,293    100.00    70.00         0.00
281          1             126,885.22           0.05          3.500      789        126,885     71.86    71.86         0.00
282          1             217,776.38           0.08          3.250      691        217,776     95.00    95.00         0.00
283          2             507,101.79           0.19          3.194      711        253,551     58.01    58.01        45.14
284          5             933,258.43           0.35          2.940      730        186,652     76.46    72.33         0.00
285          4           1,291,985.82           0.48          3.125      707        322,996     77.65    77.65         0.00
286          2             417,950.00           0.16          3.334      701        208,975     72.39    72.39         0.00
287          2           1,145,029.43           0.43          3.625      681        572,515     56.64    56.64         0.00
288          2           3,280,104.22           1.23          4.572      664      1,640,052     57.22    57.22        91.46
289          3             526,500.00           0.20          3.010      764        175,500     61.79    61.79         0.00
290          2           1,113,899.37           0.42          3.125      731        556,950     52.17    52.17         0.00
291          1             159,978.34           0.06          3.125      750        159,978     66.95    66.95         0.00
292          7           2,292,437.68           0.86          3.074      644        327,491     62.15    60.39        94.12
293          7           3,721,137.41           1.40          3.363      737        531,591     66.30    66.30        76.35
295          8           4,078,718.53           1.53          3.076      743        509,840     70.42    64.67       100.00
296         23           7,638,604.17           2.87          3.074      731        332,113     71.93    66.05        75.21
297        176          41,875,488.08          15.71          3.313      731        237,929     73.76    69.90        87.76
298        321          94,274,011.61          35.37          3.425      727        293,689     69.25    67.20        82.73
299        230          95,249,312.93          35.73          3.647      730        414,127     67.21    62.73        66.49
300         17           7,074,986.00           2.65          3.773      734        416,176     67.10    62.77        40.08
           ---        ---------------         ------          -----      ---     ----------     -----    -----        -----
TOTAL:     816        $266,550,274.06         100.00%         3.485%     728     $  326,655     69.00%   65.62%       74.64%
           ===        ===============         ======          =====      ===     ==========     =====    =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
                            GROUP III MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                           WEIGHTED
                                               AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE
RANGE OF ORIGINAL           NUMBER OF      PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
LOAN-TO-VALUE RATIOS (%)  MORTGAGE LOANS      OUTSTANDING        OUTSTANDING      COUPON    SCORE
------------------------  --------------      -----------        -----------      ------    -----
0.01 to 10.00                    1          $     40,606.13         0.02%         3.875%     694
10.01 to 20.00                   7             1,157,283.00         0.43          3.523      758
20.01 to 30.00                  11             1,903,636.27         0.71          3.501      696
30.01 to 40.00                  36             9,752,969.77         3.66          3.488      741
40.01 to 50.00                  81            37,078,094.75        13.91          3.598      730
50.01 to 60.00                  89            30,530,285.02        11.45          3.602      722
60.01 to 70.00                 120            49,101,661.71        18.42          3.490      723
70.01 to 75.00                  97            28,212,758.33        10.58          3.457      735
75.01 to 80.00                 290            75,663,562.47        28.39          3.480      720
80.01 to 85.00                   3             2,832,000.00         1.06          3.054      728
85.01 to 90.00                  10             2,139,510.15         0.80          3.589      741
90.01 to 95.00                  20             4,752,519.18         1.78          3.514      736
95.01 to 100.00                 51            23,385,387.28         8.77          3.228      752
                               ---          ---------------       ------          -----      ---
TOTAL:                         816          $266,550,274.06       100.00%         3.485%     728
                               ===          ===============       ======          =====      ===

                             AVERAGE     WEIGHTED   WEIGHTED
                            PRINCIPAL    AVERAGE    AVERAGE     PERCENT
RANGE OF ORIGINAL            BALANCE     ORIGINAL  EFFECTIVE      FULL
LOAN-TO-VALUE RATIOS (%)   OUTSTANDING     LTV        LTV     DOCUMENTATION
------------------------   -----------     ---        ---     -------------
0.01 to 10.00               $ 40,606       8.40%      8.40%        0.00%
10.01 to 20.00               165,326      15.85      15.85         4.32
20.01 to 30.00               173,058      25.53      25.53        82.66
30.01 to 40.00               270,916      35.63      35.63        34.08
40.01 to 50.00               457,754      47.18      47.18        74.98
50.01 to 60.00               343,037      55.41      55.41        68.13
60.01 to 70.00               409,181      66.18      66.02        79.47
70.01 to 75.00               290,853      73.77      73.07        72.70
75.01 to 80.00               260,909      79.25      78.88        88.31
80.01 to 85.00               944,000      83.79      69.73       100.00
85.01 to 90.00               213,951      88.97      82.43        49.85
90.01 to 95.00               237,626      93.43      82.19        68.99
95.01 to 100.00              458,537      99.90      68.42        50.84
                            --------      -----      -----        -----
TOTAL:                      $326,655      69.00%     65.62%       74.64%
                            ========      =====      =====        =====


EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                                                                      WEIGHTED
RANGE OF EFFECTIVE LOAN-                           AGGREGATE       % OF AGGREGATE     WEIGHTED        AVERAGE
TO-VALUE                        NUMBER OF      PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE          CREDIT
RATIOS AT ORIGINATION (%)     MORTGAGE LOAN       OUTSTANDING        OUTSTANDING       COUPON           SCORE
-------------------------     -------------       -----------        -----------       ------           -----
0.01 to 10.00                           1       $     40,606.13           0.02%          3.875%            694
10.01 to 20.00                          7          1,157,283.00           0.43           3.523             758
20.01 to 30.00                         11          1,903,636.27           0.71           3.501             696
30.01 to 40.00                         36          9,752,969.77           3.66           3.488             741
40.01 to 50.00                         91         40,234,175.55          15.09           3.590             732
50.01 to 60.00                         89         30,530,285.02          11.45           3.602             722
60.01 to 70.00                        175         77,713,181.56          29.16           3.408             734
70.01 to 75.00                         95         26,584,488.33           9.97           3.438             732
75.01 to 80.00                        288         74,731,506.47          28.04           3.480             719
80.01 to 85.00                          1            107,000.00           0.04           3.500             676
85.01 to 90.00                          8          1,439,862.81           0.54           3.450             732
90.01 to 95.00                         14          2,355,279.15           0.88           3.413             717
                                 --------       ---------------       --------        --------        --------
TOTAL:                                816       $266,550,274.06         100.00%          3.485%            728
                                 ========       ===============       ========        ========        ========

                                AVERAGE       WEIGHTED        WEIGHTED
RANGE OF EFFECTIVE LOAN-       PRINCIPAL      AVERAGE          AVERAGE        PERCENT
TO-VALUE                        BALANCE       ORIGINAL        EFFECTIVE         FULL
RATIOS AT ORIGINATION (%)     OUTSTANDING        LTV            LTV        DOCUMENTATION
-------------------------     -----------        ---            ---        -------------
0.01 to 10.00                  $ 40,606           8.40%           8.40%           0.00%
10.01 to 20.00                  165,326          15.85           15.85            4.32
20.01 to 30.00                  173,058          25.53           25.53           82.66
30.01 to 40.00                  270,916          35.63           35.63           34.08
40.01 to 50.00                  442,134          50.40           47.40           72.73
50.01 to 60.00                  343,037          55.41           55.41           68.13
60.01 to 70.00                  444,075          77.27           67.39           71.41
70.01 to 75.00                  279,837          74.14           73.74           73.41
75.01 to 80.00                  259,484          79.24           79.24           88.16
80.01 to 85.00                  107,000          82.31           82.31          100.00
85.01 to 90.00                  179,983          88.47           88.47           74.08
90.01 to 95.00                  168,234          94.60           94.60           80.05
                               --------       --------        --------        --------
TOTAL:                         $326,655          69.00%          65.62%          74.64%
                               ========       ========        ========        ========


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-D

                            GROUP III MORTGAGE LOANS

--------------------------------------------------------------------------------

CREDIT SCORES

                                                                                               WEIGHTED   AVERAGE      WEIGHTED
                                                 AGGREGATE        % OF AGGREGATE     WEIGHTED   AVERAGE  PRINCIPAL     AVERAGE
                           NUMBER OF         PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVERAGE    CREDIT    BALANCE      ORIGINAL
RANGE OF CREDIT SCORES   MORTGAGE LOANS         OUTSTANDING          OUTSTANDING      COUPON    SCORE   OUTSTANDING      LTV
----------------------   --------------         -----------          -----------      ------    -----   -----------      ---
Not Available                   1              $ 957,750.00               0.36%       3.125%     NA     $ 957,750       75.00%
501 to 525                      1                 73,885.00               0.03        3.375     516        73,885       49.92
526 to 550                      1                325,182.00               0.12        3.250     548       325,182       70.74
551 to 575                      3              2,033,106.18               0.76        3.368     572       677,702       64.74
576 to 600                      6              3,229,229.69               1.21        3.335     596       538,205       64.44
601 to 625                     15              3,659,550.23               1.37        3.510     614       243,970       74.23
626 to 650                     21              7,492,553.23               2.81        3.498     637       356,788       71.40
651 to 675                     43             15,749,607.38               5.91        3.736     663       366,270       66.35
676 to 700                    128             40,626,589.28              15.24        3.499     688       317,395       68.89
701 to 725                    138             42,059,926.62              15.78        3.441     712       304,782       70.35
726 to 750                    135             49,324,611.61              18.50        3.553     737       365,367       63.86
751 to 775                    173             56,388,723.94              21.16        3.428     764       325,946       70.79
776 to 800                    129             38,675,085.38              14.51        3.430     786       299,807       70.58
801 to 825                     22              5,954,473.52               2.23        3.541     805       270,658       79.30
                              ---         -----------------             ------        -----     ---     ---------       -----
TOTAL:                        816         $  266,550,274.06             100.00%       3.485%    728     $ 326,655       69.00%
                              ===         =================             ======        =====     ===     =========       =====


                             WEIGHTED
                              AVERAGE       PERCENT
                             EFFECTIVE        FULL
RANGE OF CREDIT SCORES          LTV      DOCUMENTATION
----------------------          ---      -------------
Not Available                   75.00%      100.00%
501 to 525                      49.92       100.00
526 to 550                      70.74       100.00
551 to 575                      64.74       100.00
576 to 600                      64.44       100.00
601 to 625                      69.33       100.00
626 to 650                      69.31        96.79
651 to 675                      64.88        90.12
676 to 700                      67.64        87.97
701 to 725                      68.89        79.56
726 to 750                      61.21        71.39
751 to 775                      64.98        67.36
776 to 800                      65.36        58.40
801 to 825                      67.47        37.94
                                -----        -----
TOTAL:                          65.62%       74.64%
                                =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-D

                            GROUP III MORTGAGE LOANS

--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                                                                             WEIGHTED
                                                      AGGREGATE           % OF AGGREGATE      WEIGHTED       AVERAGE
                                NUMBER OF         PRINCIPAL BALANCE     PRINCIPAL BALANCE      AVERAGE        CREDIT
GEOGRAPHIC AREA               MORTGAGE LOANS         OUTSTANDING           OUTSTANDING          COUPON        SCORE
---------------               --------------         -----------           -----------          ------        -----
Alabama                            12              $ 2,118,860.21              0.79%             3.370%        737
Alaska                              2                  326,497.00              0.12              3.581         726
Arizona                            17                5,029,336.28              1.89              3.343         754
Arkansas                            8                1,472,420.38              0.55              3.503         759
California                        126               54,509,229.13             20.45              3.525         714
Colorado                           27                7,279,226.48              2.73              3.428         747
Connecticut                        16                8,812,112.68              3.31              3.540         703
Delaware                            7                5,494,422.01              2.06              3.251         754
District of Columbia                3                3,663,573.66              1.37              4.382         673
Florida                            90               26,542,309.97              9.96              3.637         717
Georgia                            33               10,702,929.61              4.02              3.414         725
Hawaii                              8                3,449,800.50              1.29              3.464         757
Idaho                               3                  461,629.48              0.17              3.464         761
Illinois                           32               10,183,451.36              3.82              3.463         750
Indiana                             7                1,915,123.26              0.72              3.176         727
Iowa                                5                  476,316.00              0.18              3.645         768
Kansas                              9                2,286,826.33              0.86              3.526         757
Kentucky                            6                1,502,227.80              0.56              3.096         767
Louisiana                           5                1,283,142.51              0.48              3.340         706
Maine                               1                   74,296.86              0.03              3.750         735
Maryland                           25                7,289,779.48              2.73              3.455         710
Massachusetts                      29               10,479,603.36              3.93              3.525         721
Michigan                           24                5,488,436.92              2.06              3.409         724
Minnesota                          25                5,310,002.21              1.99              3.553         741
Mississippi                         3                  519,200.00              0.19              3.503         759
Missouri                            6                  962,017.50              0.36              3.542         724
Montana                             1                  334,564.00              0.13              3.500         745
Nebraska                            1                  256,950.00              0.10              2.625         682
Nevada                             19                5,347,559.44              2.01              3.299         707
New Hampshire                       4                  804,116.00              0.30              3.427         744
New Jersey                         31               16,290,629.71              6.11              3.495         741
New Mexico                          2                  496,300.00              0.19              3.587         716
New York                           32               15,725,557.31              5.90              3.435         742
North Carolina                     24                4,936,834.73              1.85              3.398         741
Ohio                               13                3,192,649.43              1.20              3.516         748
Oklahoma                            4                1,023,805.29              0.38              3.436         721
Oregon                              8                1,504,672.90              0.56              3.500         739
Pennsylvania                       10                3,465,664.09              1.30              3.222         738
Rhode Island                        8                1,658,275.83              0.62              3.395         715
South Carolina                     18                5,295,127.08              1.99              3.361         726
Tennessee                          10                2,922,626.16              1.10              3.504         774
Texas                              38                8,711,951.91              3.27              3.410         739
Utah                                7                1,226,387.27              0.46              3.607         725
Vermont                             1                  179,042.24              0.07              3.625         700

                                   AVERAGE        WEIGHTED     WEIGHTED
                                  PRINCIPAL       AVERAGE       AVERAGE        PERCENT
                                   BALANCE        ORIGINAL     EFFECTIVE         FULL
GEOGRAPHIC AREA                  OUTSTANDING         LTV          LTV        DOCUMENTATION
---------------                  -----------         ---          ---        -------------
Alabama                         $ 176,572           74.82%        69.86%         72.73%
Alaska                            163,249           74.89         74.89          64.93
Arizona                           295,843           77.04         68.61          79.87
Arkansas                          184,053           83.67         76.56          69.39
California                        432,613           62.98         62.25          85.30
Colorado                          269,601           69.07         69.07          81.03
Connecticut                       550,757           57.94         57.94          76.14
Delaware                          784,917           83.62         64.67          95.86
District of Columbia            1,221,191           60.53         56.45          95.49
Florida                           294,915           65.66         63.05          74.85
Georgia                           324,331           72.70         68.15          62.99
Hawaii                            431,225           63.69         60.12          47.89
Idaho                             153,876           59.00         59.00          18.72
Illinois                          318,233           69.53         68.82          55.85
Indiana                           273,589           65.42         62.92          40.06
Iowa                               95,263           66.58         66.58          86.77
Kansas                            254,092           87.87         73.11          43.85
Kentucky                          250,371           89.92         74.53          36.03
Louisiana                         256,629           71.40         71.40         100.00
Maine                              74,297           30.61         30.61         100.00
Maryland                          291,591           75.60         73.35          86.78
Massachusetts                     361,366           75.78         70.06          74.05
Michigan                          228,685           74.00         72.50          84.22
Minnesota                         212,400           62.98         62.98          71.92
Mississippi                       173,067           68.21         68.21          88.44
Missouri                          160,336           64.93         64.93          67.97
Montana                           334,564           80.00         80.00         100.00
Nebraska                          256,950          100.00         70.00         100.00
Nevada                            281,450           74.65         70.58          82.32
New Hampshire                     201,029           69.17         69.17         100.00
New Jersey                        525,504           69.61         64.66          65.82
New Mexico                        248,150           84.41         84.41         100.00
New York                          491,424           60.02         58.49          63.74
North Carolina                    205,701           78.36         73.64          66.02
Ohio                              245,588           81.64         74.73          61.94
Oklahoma                          255,951           60.60         60.60          23.87
Oregon                            188,084           72.62         63.98          76.25
Pennsylvania                      346,566           78.33         71.56         100.00
Rhode Island                      207,284           64.49         64.49         100.00
South Carolina                    294,174           75.39         68.48          56.51
Tennessee                         292,263           84.96         72.38          60.51
Texas                             229,262           71.48         69.30          71.41
Utah                              175,198           78.54         78.54         100.00
Vermont                           179,042           73.42         73.42         100.00


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-D

                            GROUP III MORTGAGE LOANS

--------------------------------------------------------------------------------

Virginia                 23         6,807,232.99       2.55     3.431    721    295,967    79.59    69.28     70.39
Virgin Islands            4         1,572,230.37       0.59     3.004    749    393,058    61.34    61.34     54.97
Washington               17         4,117,721.19       1.54     3.428    750    242,219    69.16    66.60     76.66
West Virginia             2           395,815.96       0.15     3.738    731    197,908    85.62    74.63      0.00
Wisconsin                 8         1,546,789.18       0.58     3.659    753    193,349    58.16    58.16     93.53
Wyoming                   2         1,105,000.00       0.41     3.535    656    552,500    65.40    65.40    100.00
                        ---     ----------------     ------     -----    ---   --------    -----    -----    ------
TOTAL:                  816     $ 266,550,274.06     100.00%    3.485%   728   $326,655    69.00%   65.62%    74.64%
                        ===     ================     ======     =====    ===   ========    =====    =====    ======

OCCUPANCY TYPE

                                                                                              WEIGHTED     AVERAGE      WEIGHTED
                                             AGGREGATE         % OF AGGREGATE      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE
                         NUMBER OF      PRINCIPAL BALANCE     PRINCIPAL BALANCE    AVERAGE     CREDIT      BALANCE      ORIGINAL
OCCUPANCY TYPE        MORTGAGE LOANS       OUTSTANDING            OUTSTANDING      COUPON      SCORE      OUTSTANDING     LTV
--------------        --------------       -----------            -----------      ------      -----      -----------     ---
Primary                    705          $ 225,476,739.97             84.59%        3.491%        726      $ 319,825      68.86%
Second Home                 74             30,805,100.25             11.56         3.441         734        416,285      73.04
Investment                  37             10,268,433.84              3.85         3.483         739        277,525      59.85
                           ---          ----------------            ------         -----         ---      ---------      -----
TOTAL:                     816          $ 266,550,274.06            100.00%        3.485%        728      $ 326,655      69.00%
                           ===          ================            ======         =====         ===      =========      =====


                      WEIGHTED
                       AVERAGE         PERCENT
                      EFFECTIVE         FULL
OCCUPANCY TYPE           LTV        DOCUMENTATION
--------------           ---        -------------
Primary                 66.42%          75.87%
Second Home             65.63           67.10
Investment              48.07           70.34
                        -----           -----
TOTAL:                  65.62%          74.64%
                        =====           =====


PROPERTY TYPE
-------------

                                                                                                             WEIGHTED
                                                      AGGREGATE         % OF AGGREGATE          WEIGHTED      AVERAGE
                               NUMBER OF          PRINCIPAL BALANCE     PRINCIPAL BALANCE        AVERAGE       CREDIT
PROPERTY TYPE                MORTGAGE LOANS          OUTSTANDING           OUTSTANDING           COUPON        SCORE
-------------                --------------          -----------           -----------           ------        -----
Single Family                    533              $ 169,113,097.06            63.45%             3.463%          726
De Minimis PUD                   161                 62,382,313.38            23.40              3.487           730
Planned Unit Development          27                  4,836,143.04             1.81              3.499           703
Condominium                       71                 21,150,871.13             7.94              3.591           739
Cooperative                        8                  3,851,386.62             1.44              3.741           751
Two- to Four-Family               16                  5,216,462.83             1.96              3.549           714
                                 ---              ----------------           ------              -----           ---
TOTAL:                           816              $ 266,550,274.06           100.00%             3.485%          728
                                 ===              ================           ======              =====           ===

                               AVERAGE          WEIGHTED     WEIGHTED
                              PRINCIPAL          AVERAGE      AVERAGE          PERCENT
                               BALANCE          ORIGINAL     EFFECTIVE          FULL
PROPERTY TYPE                OUTSTANDING          LTV           LTV        DOCUMENTATION
-------------                -----------          ---           ---        -------------
Single Family                $ 317,285           68.87%        65.91%          75.74%
De Minimis PUD                 387,468           70.40         67.48           74.64
Planned Unit Development       179,116           71.91         69.86           70.03
Condominium                    297,900           69.00         61.76           71.58
Cooperative                    481,423           52.76         52.76           77.17
Two- to Four-Family            326,029           65.51         55.18           54.09
                             ---------           -----         -----           -----
TOTAL:                       $ 326,655           69.00%        65.62%          74.64%
                             =========           =====         =====           =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-D

                            GROUP III MORTGAGE LOANS

--------------------------------------------------------------------------------

LOAN PURPOSE

                                                                                                         WEIGHTED      AVERAGE
                                                      AGGREGATE          % OF AGGREGATE      WEIGHTED     AVERAGE     PRINCIPAL
                                  NUMBER OF       PRINCIPAL BALANCE      PRINCIPAL BALANCE   AVERAGE      CREDIT       BALANCE
LOAN PURPOSE                    MORTGAGE LOANS       OUTSTANDING           OUTSTANDING        COUPON       SCORE     OUTSTANDING
------------                    --------------       -----------           -----------        ------       -----     -----------
Purchase                             246           $ 107,818,289.85            40.45%         3.456%        741       $ 438,286
Refinance (No Cash -out)             205              57,379,687.57            21.53          3.569         722         279,901
Refinance (Cash -out)                365             101,352,296.64            38.02          3.470         717         277,678
                                     ---           ----------------           ------          -----         ---       ---------
TOTAL:                               816           $ 266,550,274.06           100.00%         3.485%        728       $ 326,655
                                     ===           ================           ======          =====         ===       =========

                               WEIGHTED    WEIGHTED
                                AVERAGE     AVERAGE        PERCENT
                               ORIGINAL    EFFECTIVE         FULL
LOAN PURPOSE                     LTV          LTV       DOCUMENTATION
------------                     ---          ---       -------------
Purchase                         76.18%      68.57%         72.70%
Refinance (No Cash -out)         60.59       59.98          68.11
Refinance (Cash -out)            66.12       65.67          80.41
                                 -----       -----          -----
TOTAL:                           69.00%      65.62%         74.64%
                                 =====       =====          =====


LOAN DOCUMENTATION

                                                                                                           WEIGHTED      AVERAGE
                                                    AGGREGATE          % OF AGGREGATE        WEIGHTED       AVERAGE     PRINCIPAL
                                 NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE      AVERAGE        CREDIT       BALANCE
LOAN DOCUMENTATION             MORTGAGE LOANS      OUTSTANDING           OUTSTANDING          COUPON        SCORE       OUTSTANDING
------------------             --------------      -----------           -----------          ------        -----       -----------
Full Documentation                  606          $ 198,964,842.58           74.64%             3.497%        720         $ 328,325
Alternative Documentation           100             33,703,984.65           12.64              3.464         744           337,040
Stated Documentation                 32             11,678,098.72            4.38              3.430         749           364,941
No Income/No Ratio                   78             22,203,348.11            8.33              3.445         765           284,658
                                    ---          ----------------          ------              -----         ---         ---------
TOTAL:                              816          $ 266,550,274.06          100.00%             3.485%        728         $ 326,655
                                    ===          ================          ======              =====         ===         =========

                              WEIGHTED     WEIGHTED
                              AVERAGE       AVERAGE       PERCENT
                              ORIGINAL     EFFECTIVE        FULL
LOAN DOCUMENTATION              LTV           LTV       DOCUMENTATION
------------------              ---           ---       -------------
Full Documentation              69.64%       67.21%        100.00%
Alternative Documentation       76.78        68.71           0.00
Stated Documentation            63.59        59.30           0.00
No Income/No Ratio              54.23        50.00           0.00
                                -----        -----          -----
TOTAL:                          69.00%       65.62%         74.64%
                                =====        =====          =====

CHANNEL
-------

                                                                                                WEIGHTED      AVERAGE     WEIGHTED
                                         AGGREGATE          % OF AGGREGATE        WEIGHTED       AVERAGE     PRINCIPAL    AVERAGE
                       NUMBER OF      PRINCIPAL BALANCE    PRINCIPAL BALANCE      AVERAGE        CREDIT       BALANCE     ORIGINAL
CHANNEL              MORTGAGE LOANS     OUTSTANDING           OUTSTANDING          COUPON         SCORE     OUTSTANDING     LTV
-------              --------------     -----------           -----------          ------         -----     -----------     ---
Retail                   490           $192,563,529.09           72.24%            3.473%          729       $ 392,987      68.98%
Correspondent            325             73,090,494.97           27.42             3.517           725         224,894      69.22
Broker                     1                896,250.00            0.34             3.625           668         896,250      54.32
                         ---           ---------------          ------             -----           ---       ---------      -----
TOTAL:                   816           $266,550,274.06          100.00%            3.485%          728       $ 326,655      69.00%
                         ===           ===============          ======             =====           ===       =========      =====

                    WEIGHTED
                     AVERAGE         PERCENT
                    EFFECTIVE          FULL
CHANNEL                LTV        DOCUMENTATION
-------                 ---        -------------
Retail                 64.31%         64.90%
Correspondent          69.22         100.00
Broker                 54.32         100.00
                       -----         ------
TOTAL:                 65.62%         74.64%
                       =====         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D


                            GROUP III MORTGAGE LOANS

--------------------------------------------------------------------------------

MARGINS

                                              % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
              NUMBER OF        AGGREGATE         PRINCIPAL      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE      PERCENT
              MORTGAGE     PRINCIPAL BALANCE      BALANCE        AVERAGE  CREDIT      BALANCE    ORIGINAL   EFFECTIVE       FULL
MARGINS (%)     LOANS         OUTSTANDING       OUTSTANDING      COUPON    SCORE    OUTSTANDING     LTV        LTV     DOCUMENTATION
-----------     -----         -----------       -----------      ------    -----    -----------     ---        ---     -------------
1.000                 2       $1,049,500.00             0.39%     2.907%     789      $524,750     94.82%     72.59%           0.00%
1.125                 2          533,474.00             0.20      2.624      651       266,737     57.88      57.88          100.00
1.375                11        5,084,762.86             1.91      2.923      729       462,251     84.62      71.42           50.06
1.500                 1          186,150.00             0.07      3.000      760       186,150     95.00      95.00          100.00
1.625               115       46,115,348.20            17.30      3.191      736       401,003     72.21      65.14           65.87
1.750                28        9,919,526.41             3.72      3.378      736       354,269     79.89      67.32           63.29
1.875                62       15,678,147.04             5.88      3.278      722       252,873     70.89      70.38           90.72
2.000               341      120,702,392.96            45.28      3.575      725       353,966     68.10      65.20           64.88
2.063                 1        2,325,000.00             0.87      3.813      772     2,325,000     50.00      50.00          100.00
2.125                29       13,674,427.86             5.13      3.640      737       471,532     59.61      59.61          100.00
2.250               211       41,879,975.10            15.71      3.537      727       198,483     69.06      69.06          100.00
2.375                 7        4,432,533.65             1.66      4.049      740       633,219     55.61      55.61          100.00
2.500                 1          771,061.94             0.29      2.750      720       771,062     38.46      38.46            0.00
2.625                 1        3,000,000.00             1.13      4.625      661     3,000,000     55.56      55.56          100.00
2.750                 1          183,808.37             0.07      4.125      719       183,808     80.00      80.00          100.00
2.875                 3        1,014,165.67             0.38      4.100      686       338,055     76.32      76.32          100.00
                    ---     ---------------          ------      -----       ---      --------     -----      -----          ------
TOTAL:              816     $266,550,274.06          100.00%     3.485%      728      $326,655     69.00%     65.62%          74.64%
                    ===     ===============          ======      =====       ===      ========     =====      =====          ======

MAXIMUM MORTGAGE RATE

                                                                          WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
MAXIMUM                       AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE      PERCENT
MORTGAGE    NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
RATE (%)  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING     LTV       LTV     DOCUMENTATION
--------  --------------     -----------        -----------      ------    -----    -----------     ---       ---     -------------
12.000               816    $266,550,274.06            100.00%   3.485%     728       $326,655    69.00%     65.62%          74.64%
                     ---    ---------------            ------    -----      ---       --------    -----      -----           -----
TOTAL:               816    $266,550,274.06            100.00%   3.485%     728       $326,655    69.00%     65.62%          74.64%
                     ===    ===============            ======    =====      ===       ========    =====      =====           =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D


                            GROUP III MORTGAGE LOANS

--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                              AGGREGATE                                   WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                 NUMBER OF    PRINCIPAL        % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     AVERAGE      PERCENT
NEXT RATE        MORTGAGE       BALANCE      PRINCIPAL BALANCE   AVERAGE   CREDIT     BALANCE    ORIGINAL   EFFECTIVE       FULL
ADJUSTMENT DATE    LOANS      OUTSTANDING        OUTSTANDING      COUPON    SCORE   OUTSTANDING    LTV         LTV     DOCUMENTATION
---------------    -----      -----------        -----------      ------    -----   -----------    ---         ---     -------------
September 2004        14      $5,363,136.28             2.01%     3.118%     741      $383,081    68.72%      64.35%       80.32%
October 2004          31      10,060,054.66              3.77     3.055      732       324,518    71.21       65.24        57.11
November 2004        181      43,327,452.24             16.25     3.307      731       239,378    73.85       70.12        84.82
December 2004        330      96,984,399.29             36.39     3.417      725       293,892    69.09       67.06        82.64
January 2005         240     100,242,364.99             37.61     3.636      730       417,677    67.06       62.80        66.02
February 2005         20      10,572,866.60              3.97     4.010      711       528,643    64.61       61.71        55.19
                     ---    ---------------           ------      -----      ---      --------    -----       -----        -----
TOTAL:               816    $266,550,274.06           100.00%     3.485%     728      $326,655    69.00%      65.62%       74.64%
                     ===    ===============           ======      =====      ===      ========    =====       =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATE                     10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
----                     -------        -------        -------        -------        -------
Initial Percentage         100            100            100           100             100
August 25, 2005             90             85             79            74              69
August 25, 2006             80             71             63            55              47
August 25, 2007             72             60             50            41              33
August 25, 2008             65             51             40            30              23
August 25, 2009             58             43             32            23              16
August 25, 2010             52             37             25            17              11
August 25, 2011             46             31             20            13               8
August 25, 2012             42             26             16            10               6
August 25, 2013             38             22             13             7               4
August 25, 2014             33             19             10             5               3
August 25, 2015             29             15              8             4               2
August 25, 2016             24             12              6             3               1
August 25, 2017             20             10              4             2               1
August 25, 2018             17              8              3             1               *
August 25, 2019             14              6              2             1               *
August 25, 2020             12              5              2             1               *
August 25, 2021              9              4              1             *               *
August 25, 2022              8              3              1             *               *
August 25, 2023              6              2              1             *               *
August 25, 2024              4              1              *             *               *
August 25, 2025              3              1              *             *               *
August 25, 2026              2              1              *             *               *
August 25, 2027              1              *              *             *               *
August 25, 2028              1              *              *             *               *
August 25, 2029              0              0              0             0               0
August 25, 2030              0              0              0             0               0
August 25, 2031              0              0              0             0               0
August 25, 2032              0              0              0             0               0
August 25, 2033              0              0              0             0               0
August 25, 2034              0              0              0             0               0

WAL                       7.79           5.65           4.30          3.39            2.75

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATE                     10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
----                     -------        -------        -------        -------        -------
Initial Percentage         100            100            100            100             100
August 25, 2005             90             85             79             74              69
August 25, 2006             80             71             63             55              47
August 25, 2007             72             60             50             41              33
August 25, 2008             65             51             40             30              23
August 25, 2009             58             43             32             23              16
August 25, 2010             52             37             25             17              11
August 25, 2011             46             31             20             13               8
August 25, 2012             42             26             16             10               6
August 25, 2013             38             22             13              7               4
August 25, 2014             33             19             10              5               3
August 25, 2015             28             15              8              4               2
August 25, 2016             24             12              6              3               1
August 25, 2017             20             10              4              2               1
August 25, 2018             17              8              3              1               1
August 25, 2019             14              6              2              1               *
August 25, 2020             12              5              2              1               *
August 25, 2021             10              4              1              *               *
August 25, 2022              8              3              1              *               *
August 25, 2023              6              2              1              *               *
August 25, 2024              5              1              *              *               *
August 25, 2025              3              1              *              *               *
August 25, 2026              2              1              *              *               *
August 25, 2027              1              *              *              *               *
August 25, 2028              1              *              *              *               *
August 25, 2029              0              0              0              0               0
August 25, 2030              0              0              0              0               0
August 25, 2031              0              0              0              0               0
August 25, 2032              0              0              0              0               0
August 25, 2033              0              0              0              0               0
August 25, 2034              0              0              0              0               0

WAL                       7.79           5.65           4.30           3.39            2.75

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATE                     10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
----                     -------        -------        -------        -------        -------
Initial Percentage         100            100            100            100             100
August 25, 2005             90             85             79             74              69
August 25, 2006             80             71             63             55              47
August 25, 2007             72             60             50             41              33
August 25, 2008             65             51             40             30              23
August 25, 2009             58             43             32             23              16
August 25, 2010             52             37             25             17              11
August 25, 2011             46             31             20             13               8
August 25, 2012             42             26             16             10               6
August 25, 2013             38             22             13              7               4
August 25, 2014             33             19             10              5               3
August 25, 2015             29             15              8              4               2
August 25, 2016             24             12              6              3               1
August 25, 2017             21             10              4              2               1
August 25, 2018             17              8              3              1               1
August 25, 2019             14              6              2              1               *
August 25, 2020             12              5              2              1               *
August 25, 2021             10              4              1              *               *
August 25, 2022              8              3              1              *               *
August 25, 2023              6              2              1              *               *
August 25, 2024              5              1              *              *               *
August 25, 2025              3              1              *              *               *
August 25, 2026              2              1              *              *               *
August 25, 2027              1              *              *              *               *
August 25, 2028              1              *              *              *               *
August 25, 2029              0              0              0              0               0
August 25, 2030              0              0              0              0               0
August 25, 2031              0              0              0              0               0
August 25, 2032              0              0              0              0               0
August 25, 2033              0              0              0              0               0
August 25, 2034              0              0              0              0               0

WAL                       7.80           5.65           4.30           3.39            2.75

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

TO MATURITY

PERCENTAGE OF CLASS B-1 AND CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATE                     10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
----                     -------        -------        -------        -------        -------
Initial Percentage         100            100            100            100             100
August 25, 2005            100            100            100            100             100
August 25, 2006            100            100            100            100             100
August 25, 2007            100            100            100             92              84
August 25, 2008            100            100             83             69              59
August 25, 2009            100             90             66             52              41
August 25, 2010            100             76             53             39              29
August 25, 2011             96             65             43             29              20
August 25, 2012             86             55             34             22              14
August 25, 2013             78             47             27             16              10
August 25, 2014             69             39             22             12               7
August 25, 2015             59             32             16              9               5
August 25, 2016             50             25             12              6               3
August 25, 2017             42             20              9              4               2
August 25, 2018             35             16              7              3               1
August 25, 2019             29             13              5              2               1
August 25, 2020             24             10              4              1               1
August 25, 2021             20              8              3              1               *
August 25, 2022             16              6              2              1               *
August 25, 2023             12              4              1              *               *
August 25, 2024              9              3              1              *               *
August 25, 2025              7              2              1              *               *
August 25, 2026              5              1              *              *               *
August 25, 2027              3              1              *              *               *
August 25, 2028              1              *              *              *               *
August 25, 2029              0              0              0              0               0
August 25, 2030              0              0              0              0               0
August 25, 2031              0              0              0              0               0
August 25, 2032              0              0              0              0               0
August 25, 2033              0              0              0              0               0
August 25, 2034              0              0              0              0               0

WAL                      12.95           9.67           7.43           6.13            5.27

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

                        DISCOUNT MARGIN TABLE (TO CALL)

                                  10%              15%               20%              25%              30%
                                  CPR              CPR               CPR              CPR              CPR
                                TO CALL          TO CALL           TO CALL          TO CALL          TO CALL
                              -----------      -----------       -----------      -----------      -----------
                              DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN      DISC MARGIN
                              -----------      -----------       -----------      -----------      -----------
A-1

    PRICE 100.0000              30                30               30               30                30

               WAL             7.49              5.30             3.98             3.10              2.50

    PAYMENT WINDOW          Sep04 - Aug21     Sep04 - Sep17    Sep04 - Nov14    Sep04 - Sep12     Sep04 - Feb11
A-2

   PRICE 100.0000               32                32               32               32                32

              WAL              7.49              5.30             3.98             3.10              2.50

   PAYMENT WINDOW          Sep04 - Aug21     Sep04 - Sep17    Sep04 - Nov14    Sep04 - Sep12     Sep04 - Feb11
B-1

   PRICE 100.0000               50                50               50               50                50

              WAL              12.32              8.95             6.76             5.46              4.62

   PAYMENT WINDOW          Sep04 - Aug21     Sep04 - Sep17    Sep04 - Nov14    Sep04 - Sep12     Sep04 - Feb11
B-2

   PRICE 100.0000               95                95               95               95                95

              WAL              12.32              8.95             6.76             5.46              4.62

   PAYMENT WINDOW          Sep04 - Aug21     Sep04 - Sep17    Sep04 - Nov14    Sep04 - Sep12     Sep04 - Feb11

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-D
--------------------------------------------------------------------------------

                      DISCOUNT MARGIN TABLE (TO MATURITY)

                                 10%               15%              20%              25%               30%
                                 CPR               CPR              CPR              CPR               CPR
                             TO MATURITY       TO MATURITY      TO MATURITY      TO MATURITY       TO MATURITY
                            -------------     -------------    -------------    -------------     -------------
                             DISC MARGIN       DISC MARGIN      DISC MARGIN      DISC MARGIN       DISC MARGIN
                            -------------     -------------    -------------    -------------     -------------
A-1

    PRICE 100.0000               31                31               32               32                32

               WAL              7.79              5.65             4.30             3.39              2.75

    PAYMENT WINDOW          Sep04 - Jun29     Sep04 - Jun29    Sep04 - Jun29    Sep04 - Jun29     Sep04 - Jun29

A-2

   PRICE 100.0000                33                33               34               34                34

              WAL               7.79              5.65             4.30             3.39              2.75

   PAYMENT WINDOW          Sep04 - May29     Sep04 - May29    Sep04 - May29    Sep04 - May29     Sep04 - May29

B-1

   PRICE 100.0000                51                52               52               52                53

              WAL               12.95              9.67            7.43             6.13              5.27

   PAYMENT WINDOW          Sep04 - Jun29     Sep04 - Jun29    Sep04 - Jun29    Sep04 - Jun29     Sep04 - Jun29

B-2

   PRICE 100.0000                97                98               98               99               100

              WAL              12.95              9.67             7.43             6.13              5.27

   PAYMENT WINDOW          Sep04 - Jun29     Sep04 - Jun29    Sep04 - Jun29    Sep04 - Jun29     Sep04 - Jun29

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


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